                                                                    WESTCORE,
                                         A Diversified Family of Mutual Funds

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WESTCORE REPORT

September 30, 1995
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[] Growth Fund

[] Short-Term Government Bond Fund

[] Bonds Plus Fund

[] GNMA Fund

[] Arizona Intermediate Tax-Free Fund

[] Oregon Tax-Exempt Fund

[] Quality Tax-Exempt Income Fund

[] Prime Money Market Fund


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IMPORTANT NOTICE
WESTCORE FUNDS

o are NOT insured by the U.S. Government, FDIC, the Federal Reserve Board or any other governmental agency.
o are NOT bank deposits or other obligations of or guaranteed, sponsored or endorsed by First Interstate Bancorp or First Interstate Bank.
o involve investment risks, including the possibility of loss of the principal amount invested.

There can be no assurance that the Prime Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.
First Interstate Bank provides investment advisory services and certain other services for the Westcore Funds. The Funds are sponsored and distributed by ALPS Mutual Funds Service, Inc., member NASD.

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                                                                    NOT FDIC
                                                                    INSURED

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MANAGER'S FUND UPDATE
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GROWTH FUND

        The Growth Fund focuses on investing in industries and companies which the Manager believes will enjoy strong profitability. During the third quarter, the market favored companies whose earnings would not be impacted by an economic slowdown or recession. With this in mind, the Fund Manager continued a strategy of gradual profit taking in the Fund's more economically sensitive holdings. The Fund has also selectively taken advantage of low valuations in the general and specialty retailers and media sectors to increase exposure to these areas and further diversify the Fund. Broad line retail stocks continued to be undervalued by the market. As a result, the Fund Manager recently established a position in Home Depot, a major retailer of building and home supplies.

        Equity investors began to focus on earnings visibility toward the end of the third quarter as they recognized that earnings disappointments are more likely in this slower growth environment. This environment provides a good backdrop for high quality, large cap growth stocks. Investors are rewarding companies that can generate consistent, above average earnings growth. The Growth Fund is participating in this trend through its holdings of companies like Sysco Corporation, the nation's largest institutional foodservice distributor.

Growth Fund Sector Profile
as of September 30, 1995

[PIE GRAPH]


Intermediate goods & service                  17.88%
Capital goods                                 19.72%
Consumer cyclicals                            19.71%
Other                                          6.88%
Consumer staples                              24.31%
Credit sensitive                              20.50%

Comparison of Change in Value of $10,000 Investment in Westcore Growth Fund and the S&P 500
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                                [GRAPH]

                                       ($'s shown in thousands)
                                  8/93      6/94     5/95      9/96




Growth Fund Retail Class
Growth Fund Inst'l Class
S&P 500

Please Note: The Retail class of shares is subject to a 4.5% sales load and $9,550 is the net investment after the sales load is deducted. For an explanation of Retail class performance, see page X. Average Annual Total Returns are for the period ended 9-30-95. Fund inception date is 8/2/93. Past performance is not predictive of future results.
-------------------------------------------------------------------------------
        Strong earnings growth among technology stocks continued through the third quarter, and the Manager maintained the Fund's market weighting in this sector. Capital spending has been the strongest area of the economy, and corporate America is focusing its spending on productivity improvements and personnel reductions. The Fund's holdings of Microsoft and Intel are direct beneficiaries of this secular trend. Microsoft's leadership position in applications and networking software, combined with

[CHART IN SIDE MARGIN]

TOP 5 HOLDINGS:

1.      Goldman Sachs Repurchase Agreement

2.      SBC Communications, Inc.

3.      Phillip Morris Companies, Inc.

4.      Wal Mart Stores, Inc.

5.      General Electric Co.

Growth Fund
Average Annual Total Return

                        1 Year          5 Year          Since
                                                         incep.

Retail
Shares                  16.86%          N/A              9.68%

Inst'l
Shares                  22.37%          N/A             12.04%

Return figures are for the period ended 9/30/95 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Retail result included the maximum sales load of 4.5% Fund inception date is 8/2/93. Past performance is not predictive of future results.


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
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MANAGER'S FUND UPDATE
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successful new products and strategic acquisitions position the company for continued growth. Intel, a leading global manufacturer of semiconductor devices, was purchased in the Fund as the company emerged from product transition and gross margin erosion in late 1994. 3Com Corporation, a recent addition to the portfolio, is a leading provider of total system solutions for upgrading networks and is poised to benefit from rapidly growing demand for computer networking systems. Another recent addition, First Data Corporation, provides high volume information processing services to financial institutions. First Data's largest business, First Data Resources, is the leading provider of third-party credit card issuing and transaction authorization services in the U.S. First Data's core businesses continue to grow as consumers increasingly prefer credit card usage.

        The Fund has also added to holdings in the health care sector of the economy. Hospital supply and pharmaceutical stocks underperformed the S&P Index early in 1994 as the health care debate in Congress was building momentum. After the defeat of the Clinton Administration's health care bill, the Manager felt that drug companies Like Merck and SmithKline Beecham would perform well. Merck has a broad product line, a strong research program and commands a leading position in pharmacy benefit management. In the Manager's opinion, it is well-positioned within the industry to benefit from the demise of mandated health care reform.

        SmithKline Beecham offers a strong research and development program and several new products are rapidly gaining market share. The Manager feels that SmithKline's access to a growing participant base of over 11 million should provide steady growth for its pharmaceutical business. Finally, Abbott Lab's strong new products and leading market position in each of its key business segments (pharmaceuticals, medical nutritionals and diagnostics), combined with its solid financial position, indicate to the Manager that the company should maintain its impressive return on equity and earnings growth rate.

        Strategic sales in the fund include YPF S.A., an Argentinean oil producer. Analysts estimated YPF's earnings could grow in excess of 20% per year based on a strong production growth profile, continued cost-cutting, and improvements in productivity. The stock was sold because YPF had three consecutive quarters of earnings below expectations, the production growth story did not play out, and the stock price was impacted by the Mexican currency crisis. Likewise, Telefonos de Mexico was sold in an effort to reduce the Fund's exposure to Mexico's economic and currency problems. The Fund's current exposure to Mexico is limited to the small amount of business done in that region by well diversified multinational companies like Procter & Gamble, one of the Fund's core holdings.

SHORT-TERM GOVERNMENT BOND FUND------------------------------------------------

        The Short-Term Government Bond Fund is designed for the conservative investor seeking current income and relative price stability of principal. The Fund's short maturity has been integral to its ability to maintain a relatively stable net asset value (NAV) during the roller coaster ride which

ii ----------------------------------------------------------------------------

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MANAGER'S FUND UPDATE
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the fixed income market has experienced over the last twelve months.  Despite this instability in interest rates, the Fund posted a total return over the last twelve months of 5.04% and 7.27% for the Fund's retail and institutional classes of shares, respectively.

[PIE GRAPH]

Short-Term Government Bond Fund Sector Profile as of September 30, 1995

U.S. Gov't agencies             13.32%
Other                            3.11%
U.S. Gov't Treasuries           83.57%

        The composition of the Fund's portfolio remained relatively unchanged over the past twelve months primarily due to the conservative nature of the Fund, which targets short term U.S. Government obligations. During much of 1994, interest rates rose due to tightening by the Federal Reserve. The Manager used this rising rate evironment as an

Comparison of Change in Value of $10,000 Investment in Westcore Short-Term Government Bond Fund and the Merrill Lynch Short-Term Government Index
-------------------------------------------------------------------------------

                                   [GRAPH]
$'s shown in thousands

                                6/88    5/89    5/90    5/91    5/92    5/93    5/94    5/95    8/95
Short-Term Government
  Bond Retail Class
Short-Term Government
  Bond Inst'l Class
Merrill Lynch Short-Term
  Gov't Bond Index

Please Note: The Retail class of shares is subject to a 2.0% sales loan and $9,800 is the net investment after the sales load is deducted. For an explanation of Retail class performance, see page X. Average Annual Total Returns are for the period ended 9-30-95. Fund inception date is 6/1/88. Past performance is not predictive of future results.

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opportunity to extend maturities within the Fund and to pick up additional yield. The Fund benefited from the greater appreciation of the longer maturity bonds purchased and the higher yields offered by these bonds as well.

BONDS PLUS FUND----------------------------------------------------------------

        The Bonds Plus Fund is a diversified portfolio consisting primarily of investment grade fixed income securities including U.S. Treasuries, agencies, and corporate bonds. For the past twelve months the Fund remained heavily weighted in U.S. Treasury securities. The term "Plus" in the name of this Fund refers to the Manager's use of asset allocation to enhance returns by altering the percent of holdings in various types of bonds to take advantage of market conditions. Corporate bonds generally pay a higher interest rate than comparable U.S.

[PIE GRAPH]

Bonds Plus Fund Sector Profile
as of September 30, 1995

Corporate bonds                 14.62%
U.S. Gov't agencies              4.66%
Other                            3.33%
U.S. Gov't pooled mortgages     26.95%
U.S. Gov't Treasuries           51.34%

[CHART IN SIDE MARGIN]

Short-Term Government Bond Fund - Average Annual Total Return

                        1 Year     5 Year     Since
                                              incep.
Retail Shares            5.04%      5.93%     6.74%
Inst'l Shares            7.27%      6.41%     7.07%

Average Annual Total Returns are for the period ended 9/30/95 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Retail results include the maximum select load of 2.0%. Fund inception date is 6/1/88. Past performance is not predictive of future results.

--------------------------------------------------------------------------- iii

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MANAGER'S FUND UPDATE
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Comparison of Change in Value of $10,000 Investment in Westcore Bonds Plus Fund
and the Lehman Brothers Aggregate Bond Index
-----------------------------------------------------------------------------

                                   [GRAPH]
$'s shown in thousands

                           6/88     5/89     5/90     5/91     5/92    5/93     5/94     5/95     9/95
Bonds Plus Fund
Lehman Brothers
  Aggregate Bond Index

Please Note: The Fund investment is subject to a 4.5% sales load and $9,550 is the net investment after the sales load is deducted. Average Annual Total Returns are for the period ended 9-30-95. Fund inception date is 6/1/88. Past performance is not predictive of future results.
-----------------------------------------------------------------------------

Government bonds since they entail slightly more risk. But at different periods in the market cycle, this difference may fluctuate. Generally, when the spread is wide and the Manager is able to pick up additional yield in corporate bonds, the Fund will be weighted more heavily in that sector. When spreads narrow and it is not worth the additional risk to hold corporate bonds, the Fund will be weighted more heavily in U.S. Government bonds.

        In pursuing the Fund's objective of a high level of income consistent with preservation of capital and maintenance of liquidity, the Manager maintained an intermediate maturity focus rather than altering the maturity structure based on interest rate forecasts.

GNMA FUND-----------------------------------------------------------------------

GNMA Fund Sector Profile
as of September 30, 1995

[PIE GRAPH]

Other  3.47%
U.S. Gov't Pooled Mortgage  96.53%

        The composition of the GNMA Fund has not changed significantly since May 31, 1995. Volatile interest rates have resulted in dramatic changes in the price of mortgage-backed securities. The Fund has benefited from both the recent decline in interest rates and the decline in prepayments of mortgage-backed securities.

        The Fund continues to be fully invested with a minimal cash position. The Focus on current coupon pools takes a great deal of volatility out of the portfolio. By avoiding high coupon pools, the Fund seeks to reduce its prepayment risk. One of the risks associated with mortgage-backed securities is an increase in refinancing of existing mortgages. In a declining interest rate environment, similar to that which we have recently experienced, the likelihood of increased prepayments is much greater. Essentially, prepayments give money back to the Fund, forcing the Manager to reinvest this cash in a lower interest rate environment.

        The Manager aims to minimize default risk in this type of fund in an effort to keep it from being a factor in Fund value. The Manager intends to

[CHART IN SIDE MARGIN]

Bonds Plus Fund - Average Annual Total Return

1 Year          5 Year          Since Incep.
6.90%           7.82%              8.06%

Average Annual Total Returns are for the period ended 9/30/95 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Results include the maximum sales load of 4.5%. Fund inception date is 6/1/88. Past performance is not prdictive of future results.

iv -----------------------------------------------------------------------------

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MANAGER'S FUND UPDATE
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continue to position the fund in intermediate maturity instruments in order to further reduce volatility.

Comparison of Change in Value of $10,000 Investment in Westcore GNMA Fund and the Lehman Brothers Mortgage-backed Securities Index
--------------------------------------------------------------------------------
                                   [GRAPH]
$'s shown in thousands

                                  6/88     5/89     5/90     5/91     5/92     5/93     5/94     5/95     9/95
GNMA Retail Class
GNMA Inst'l Class
Lehman Brothers Mortgage-backed
  Securities Index

Please Note: The Retail class of shares is subject to a 4.5% sales load and $9,550 is the net investment after the sales load is deducted. For an explanation of Retail class performance, see page X. Average Annual Total Returns are for the period ended 9-30-95. Fund inception date is 6/1/88. Past performance is not predictive of future results.
--------------------------------------------------------------------------------
OREGON TAX-EXEMPT FUND----------------------------------------------------------

        While interest rates dropped to their lowest levels this year, concerns over the effect of proposed tax reforms on municipal securities kept the tax exempt bond yield curve steep. The yields on longer maturing bonds rose to over 90% of comparable maturing treasury yields. On a historical basis, yields greater than 83% have been viewed attractive. It is the Manager's view that tax reform as currently proposed is unlikely to be enacted. Any federal tax law changes would come in a watered down form and could only be implemented several years from now. The current market environment thus offers investors some opportunities.

[PIE GRAPH]

Oregon Tax-Exempt Fund Sector
Profile as of September 30, 1995

Certificates of participation    3.05%
Special feature revenue bonds   14.05%
Revenue bonds                   28.69%
Other                            1.72%
General obligation bonds        52.49%

        A lack of investor demand for bonds was somewhat offset by an absence of new issues in Oregon in the third quarter. However, there are several bond issues on the November ballot, the bulk of which, if approved, would, in the Manager's opinion, increase supply and cause the yields on Oregon municipal securities to rise relative to their historical relationship with general market yields.

        Oregon State Higher Education, one of the largest holdings in the fund, is a general obligation of the state. Oregon carries a Aa/AA-rating by Moody's and Standard & Poor's respectively. The state has exhibited strong economic performance and prudent management.

        the Washington County and Tri-Met Counties, consisting of Multnomah, Washington and Clackamas counties, are all in the Portland metropolitan service area. This area is the strongest in the state. The Tri-Met general obligation bonds were issued to fund the highly successful light rail project. This credit continues to improve.

[CHART IN SIDE MARGIN]

GNMA Fund -
Average Annual Total Return

                1 Year     5 Year       Since
                                        incep.
Retail Shares    7.22%     7.13%        7.93%
Inst'l Shares   12.44%     8.23%        8.68%

Average Annual Total Returns are for the period ended 9/30/95 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Retail results include the maximum sales load of 4.5%. Fund inception date is 6/1/88. Past performance is not predictive of future results.

[NOTE IN SIDE MARGIN]

TOP 5 HOLDINGS:

1.  State of Oregon
    Higher Education
2.  Tri-County Metro
    Transportation
    Dist. (Light Rail
    Extn.)
3.  Washington
    County Criminal
    Justice Facility
4.  Lane County
    School District #4J
5.  State of Oregon,
    Board of Higher
    Education

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
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MANAGER'S FUND UPDATE
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        Lane County School District #45 is a well-run district in Eugene, the home of the University of Oregon. This city's west central location makes it a major place of commerce for the surrounding agricultural population and is representative of the high quality issues favored by the portfolio manager.

[CHART IN SIDE MARGIN]

Oregon Tax-Exempt Fund - Average Annual Total Return

1 Year          5 Year          Since incep.
5.01%           6.71%           6.69%

Average Annual Total Returns are for the period ended 9/30/95 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Results include the maximum sales load of 4.5%. Fund inception date is 6/1/88. Past performance is not predictive of future results.

Comparison of Change in Value of $10,000 Investment in Westcore Oregon Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index
-------------------------------------------------------------------------------

                                   [GRAPH]
$'s shown in thousands

                                6/88    5/88    5/90    5/91    5/92    5/93    5/94    5/95    8/95
Oregon Tax-Exempt Fund
Lehman Brothers Municipal
  Bond Index

Please Note: The Fund investment is subject to a 4.5% sales load and $9,550 is the net investment after the sales load is deducted. Average Annual Total Returns are for the period ended 9-30-95. Fund inception date is 6/1/88.
Past performance is not predictive of future results.
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ARIZONA INTERMEDIATE TAX-FREE FUND---------------------------------------------

        The Fund has continued through the third quarter of 1995 to invest in high quality general obligation bonds issued by local school districts within the State of Arizona. New issuance has been primarily in these types of bonds throughout the first nine months of the year. The Fund has purchased a number of shares of these new offerings, as yields have been attractive in the ten- to fifteen-year maturity range.

[PIE GRAPH]

Arizona Intermediate Tax-Free Fund
Sector Profile as of September 30, 1995

Certificates of participation        .54%
Revenue bonds                      30.76%
General obligation bonds           64.78%
Other                               3.92%

        Through the first three quarters of the year, the Fund has increased its holdings of bonds with longer maturities, generally using shorter-term bonds as a source of liquidity. This


TOP 5 HOLDINGS:
1. Maricopa County School Dist. #4
2. Maricopa County School Dist. #11
3. Phoenix Street & Highway User
4. Pima County School District #10
5. Glendale School Improvement UHSD#205

[CHART IN SIDE MARGIN]

Arizona Intermediate Tax-Free Fund - Average Annual Total Return

1 Year          3 Year          Since incep.
4.98%           4.99%           5.84%

Average Annual Total Returns are for the period ended 9/30/95 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Results include the maximum sales load of 3.75%. Fund inception date is 3/2/92. Past performance is not predictive of future results.

Comparison of Change in Value of $10,000 Investment in Westcore Arizona Intermediate Tax-Free Fund and the Lehman Brothers Municipal Bond Index
-------------------------------------------------------------------------------

                                   [GRAPH]
$'s shown in thousands

                                3/92    5/92    5/93    5/94    5/95    8/95
Arizona Intermediate
  Tax-Free Fund
Lehman Brothers Municipal
  Bond Index

Please Note: The Fund investment is subject to a 3.75% sales load and $9,625 is the net investment after the sales load is deducted. Average Annual Total Returns are for the period ended 9-30-95. Fund inception date is 3/2/92.
Past performance is not predictive of future results.
-------------------------------------------------------------------------------

vi ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGER'S FUND UPDATE
--------------------------------------------------------------------------------
investment approach is warranted by the difference in yields between short-term and long-term maturity bonds, which difference has reached as high as 2% in recent months.

        The average credit quality of the Fund has been maintained at AA, and many of the holdings are insured.

QUALITY TAX-EXEMPT INCOME FUND-------------------------------------------------

        Yields have declined to their lowest levels of the year as fears of inflation subside. Generally, investors have remained invested in bonds with the shortest term maturities although most of the new issuances are being made with longer maturities. Thus, relative to treasuries, long-term municipal issues are seen by the Manager as inexpensive on a historical basis.

[PIE GRAPH]

Quality Tax-Exempt Income Fund
Sector Profile as of September 30, 1995

General obligation      65.60%
Revenue                 34.40%

        Notwithstanding the declining yields, municipal bond prices have been hindered by investor concerns about how proposed tax reforms would affect the value of municipal bonds. The Manager, however, believes that tax reform, as proposed, is not expected to occur within the foreseeable future.

        The Fund's average maturity has been increasing over the last quarter. The Manager has focused on purchasing and holding bonds in the 10 to 15 year maturity range where the yield curve offers the best yield relative to risk. By increasing the maturity of the Fund, the Manager hopes to increase tax exempt income for shareholders of the Fund while continuing to maintain a high quality investment portfolio.

Comparison of Change in Value of $10,000 Investment in Westcore Quality Tax-Exempt Income Fund and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

                                [GRAPH]
$'s shown in thousands:

                                        1/93    5/93    5/94    5/95    9/95
Quality Tax-Exempt Income Fund
Lehman Brothers Municipal Bond Index

Please Note: The Fund investment is subject to a 3.5% sales load and $9,650 is the net investment after the sales load is deducted. Average Annual Total Returns are for the period ended 9-30-95. Fund inception date is 1/15/93.
Past performance is not predictive of future results.
--------------------------------------------------------------------------------
        The investment focus of the Fund is in general obligation (GO) and revenue bonds with a strong emphasis in urban renewal and utilities. A large portion of the Fund's holdings are concentrated in the Northwestern region of the United States due to the Manager's belief that many quality bonds which also offer price values are available in this region.

[NOTE IN SIDE MARGIN]

TOP 5 HOLDINGS:

1.  Washington Suburban Sanitation District

2.  State of Washington

3.  Seattle, WA G.O.

4.  Leon County, FL School District

5.  Spokane, WA Limited tax

[CHART IN SIDE MARGIN]

Quality Tax-Exempt Income Fund
Average Annual Total Return

1 Year     3 Year       Since
                        incep.
5.55%      NA           3.91%

Average Annual Total Returns are for the period ended 9/30/95 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Results include the maximum sales load of 3.5%. Fund inception date is 1/15/93. Past performance is not predictive of future results.

--------------------------------------------------------------------------- vii

--------------------------------------------------------------------------------
MANAGER'S FUND UPDATE
--------------------------------------------------------------------------------
        One of the largest holdings in the Fund is the Washington Suburban Sanitation District General Obligation Bond, issued by the State of Maryland. Maryland has had a very limited supply of bonds in general and has been relatively strong economically, thus adding to the attractiveness of this security.
        Another holding is the South Columbia Basin, Washington, Irrigation District Revenue Bond which receives revenues from a variety of irrigation projects in Eastern Washington, where agriculture is the primary trade of the population. In 1986 the South Columbia Basin completed the construction of a hydroelectric operation. The district supplies 50% of its power to Tacoma Light & Power (A1/A+) and 50% to Seattle Light and Power (Aa/AA). The South Columbia Basin Irrigation District bond was upgraded to a rating of AA based on the strength of its own revenue-raising ability and credit worthiness.

PRIME MONEY MARKET FUND--------------------------------------------------------

        The Prime Money Market Fund invests primarily in money market instruments including banker's acceptances, certificates of deposit (CDs), commercial paper and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Fund strives to maintain a constant net asset value of $1.00 per share and to maintain stability of principal and current income.

[PIE GRAPH]

Prime Money Market Funds Sector Profile
as of September 30, 1995

Bankers acceptance               8.04%
Bank notes                       3.90%
U.S. Government agencies         1.73%
Repurchase agreements           37.11%
Commercial paper                49.22%

        During the past fiscal year, the Federal Reserve increased the Fed Funds rate several times. The most recent increase in rates took place on February 1, 1995. Following this increase, the Manager began extending maturities in the portfolio with the belief that the Federal Reserve was at, or near, the end of its tightening policy. Signs of a slowing economy have begun to emerge including slowdowns in new home sales, manufacturer orders, auto sales and lower overall consumer confidence. Slowdowns in the housing and auto industries have been the most substantial and these indices make up a large component of consumer spending.
        The Manager believes that the longer maturities in the portfolio at this time will benefit the Fund's overall yield in this economic environment.

[CHART IN SIDE MARGIN]

Prime Money Market Fund
     7-Day Yield:
        5.62%

This yield is as of 9/30/95. Without the absorption of expenses and fee waivers, the yield would have been 4.71%.

viii --------------------------------------------------------------------------

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WESTCORE REPORT
--------------------------------------------------------------------------------

RETAIL CLASS PERFORMANCE ------------------------------------------------------

        The Growth, Short-Term Government Bond and GNMA Funds have a Retail share class. The Retail class commenced operations on October 11, 1993. The Retail class is subject to a 12b-1 distrbution fee and/or administrative service fee. The figures for performance of the Retail class prior to its inception are based on the performance of the Institutional class, which is not subject to such fees. These figures would be lower if they reflected the 12b-1 distribution fee and/or the administrative service fee which currently applies to the Retail class.

DEFINITION OF COMMON TERMS ----------------------------------------------------

CAPITAL GAIN (OR LOSS)

        The increase (or decrease) in the market value (price) of a security in your portfolio. If a stock or bond appreciates in price, there is a capital gain; if it depreciates there is a capital loss. A capital gain or loss is "realized" upon the sale of a security; if net capital gains exceed net capital losses, there may be a capital gain distribution to shareholders.

DIVIDEND

        Income generated by securities in a portfolio and distributed after expenses to shareholders. The Short-Term Government, GNMA, Bonds Plus, Oregon Tax-Exempt, Arizona Intermediate Tax-Free, Quality Tax-Exempt Income and Prime Money Market Funds pay monthly dividends and the Growth Fund pays quarterly dividends.

NET ASSET VALUE (NAV)

        The total market value of all securities and other assets held by a fund, minus any liabilities, divided by the number of shares outstanding. It is the value of a single share of a mutual fund on a given day. The total value of your investment would by the NAV multiplied by the number of shares you own.

BOND RATINGS

        The quality of bonds can, to some degree, be determined from the ratings of the two most prominent rating services: Moody's and Standard & Poor's. These ratings are used by government and industry regulatory agencies, the investing public, and portfolio managers as a guide to the relative security and value of each bond. The ratings are not used as a absolute factor in determining the strength of the pledge securing a particular issue. Many non-rated issues are sound investments. However since Moody's and Standard & Poor's rate bonds on a fee basis, the number of non-rated issues may increase. The rating symbols of the two services are:


                                         Moody's        Standard
                                         Investors      & Poor's
                                         Services       Corp.
                                         Inc.           Plus (+) or
                                                        minus (-)
                                         ---------      -----------
Prime                                    Aaa            AAA
Excellent                                Aa             AA
Good                                     A              A
Average                                  Baa            BBB
Fair                                     Ba             BB
Poor                                     B              B
Marginal                                 Caa            C

SEC YIELD

        The SEC Yield was created by the Secutities and Exchange Commission in 1988 as a standardized yield calculation intended to put all bond funds with similar investment objectives on a level playing field. It is calculated by all bond and money market mutual funds. The SEC formula eliminates income derived from capital gains, option writing, futures, or return of capital. The formula also adjusts the income from premium or discounted bonds to reflect the amortization of that bond.

--------------------------------------------------------------------------- ix

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO

        The Price/Earnings ratio is the price per share of a security divided by the earnings of the Company per share. It gives investors an idea of how much they are paying for a company's earning power. The higher the P/E, the more investors are paying, and therefore the more earnings growth they are expecting. High P/E stocks--those with multiples over 20--are typically young, fast-growing companies. Low P/E stocks tend to be in low-growth or mature industries, in stock groups that have fallen out of favor, or in established blue-chip companies with long records of earnings stability and regular dividends. In general, low P/E stocks have higher yields than high P/E stocks, which often pay no dividends at all.

TOTAL RETURN

        Total return measures a fund's performance, taking into account the combination of dividends paid and the gain or loss in the value of the securities held in the portfolio. It may be expressed on an average annual basis or a cumulative basis (total change over a given period). In addition, total return may be expressed with or without the effects of sales charges or the reinvestment of dividends and capital gains.

        Whenever a fund reports any type of performance, it must also report the average total annual return according to the standardized calculation developed by the SEC. This standardized calculation was introduced to insure that investors can compare different funds on an equal basis. The SEC average annual total return calculation includes the effects of all of the fund's fees and sales charges and assumes the reinvestment of all dividends and capital gains.

DEFINITION OF INDICES----------------------------------------------------------

The Merrill Lynch Short-Term Government Bond Index is a measurement of U.S. Government and Treasury issued short-term securities with maturities between 1 and 2.99 years. It is an unmanaged index.

The Lehman Brothers Aggregate Bond Index is made up of the Government/Corporate Index, the Mortgage-Backed Index and the Asset-Backed Securities Index. The Aggregate Bond Index is an unmanaged index.

The Lehman Brothers Mortgage-Backed Securities Index includes 15 and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Graduated payment mortgages
(GPMs) and balloons are included in the index; buydowns, manufactured homes and graduated equity mortgages (GEMs) are not. This is an unmanaged index.

Standard & Poor's 500 is a broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 25,000 municipal bonds. It is an unmanaged index.

SPECIAL MEETING OF SHAREHOLDERS------------------------------------------------

A special meeting of the Trust's shareholders was held on September 28, 1995 to consider the following proposals. The proposals voted upon and the votes cast related to each proposal are as follows:

x -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

        A majority of shares of the Trust as a whole and of each of the Growth Fund, Short-Term Government Bond Fund, Bonds Plus Fund, Arizona Intermediate Tax-Free Fund, Quality Tax-Exempt Income Fund and Prime Money Market Fund's shareholders voted to approve the Agreement and Plan of Reorganization between the Trust and Pacifica Funds Trust ("Pacifica") providing for the transfer of assets and liabilities of each Fund to the corresponding portfolios of Pacifica in the form attached to the Proxy Statement for the meeting. Each of the Fund's respective shareholders voted on this proposal as follows:

                                              FOR         AGAINST       ABSTAIN
                                              ---         -------       -------
Westcore Trust(1)                      1,198,380,172    16,406,712     2,165,529
Growth Fund                                  794,250           226           585
Short-Term Government Bond Fund            1,472,818         6,939        10,406
Bonds Plus Fund                            3,666,554             0         1,086
Arizona Intermediate Tax-Free Fund         1,823,650         6,337        10,575
Quality Tax-Exempt Income Fund               671,985         1,046         7,347
Prime Money Market Fund                  295,545,611             0             0

        The Trust as a whole voted to elect Lyman E. Seely as a trustee of the Trust. The other trustees of the Trust are Jack D. Henderson, McNeil
        S. Fiske, James B. O'Boyle and Robert L. Stamp. The Trust's vote on this proposal was as follows:

                                              FOR          AGAINST      ABSTAIN
                                              ---          -------      -------
Westcore Trust(1)                      1,213,996,265             0     2,976,190

        A majority of each of the Growth Fund, Short-Term Government Bond Fund, Bonds Plus Fund, Arizona Intermediate Tax-Free Fund, Quality Tax-Exempt Income Fund and Prime Money Market Fund's shareholders, as sole shareholders of the corresponding Pacifica Funds immediately prior to the reorganization, are authorized to approve the Advisory Agreement between Pacifica and First Interstate Capital Management, Inc., ("FICM") in the form attached to the Proxy Statement for such funds. Each of the Fund's respective shareholders voted on this proposal as follows:

                                              FOR           AGAINST      ABSTAIN
                                              ---           -------      -------
Growth Fund                                  794,636           226           200
Short-Term Government Bond Fund            1,475,863         4,255        10,044
Bonds Plus Fund                            3,667,353             0         1,086
Arizona Intermediate Tax-Free Fund         1,823,142         6,337        11,084
Quality Tax-Exempt Income Fund               670,305         1,046         9,028
Prime Money Market Fund                  295,539,054         6,557             0

        A majority of each of the Oregon Tax-Exempt Fund and GNMA Fund and Retail classes of each of the GNMA Fund, Short-Term Government Bond Fund and Growth Fund's shareholders present at the meeting voted in the absence of a quorum to defer voting on the matters to which each Fund's shareholders were entitled to vote. Each of the Fund's respective shareholders present voted on this adjournment as follows:

                                              FOR          AGAINST       ABSTAIN
                                              ---          -------       -------
Oregon Tax-Exempt Fund                     1,360,472             0             0
GNMA Fund                                    768,127             0             0
GNMA Fund (Retail Class)                     136,179             0             0
Short-Term Government Bond Fund               28,190             0             0
 (Retail Class)
Growth Fund (Retail Class)                     4,578             0             0

----------------------------------------------------------------------------- xi

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------
The special meeting with the Trust's shareholders was reconvened on September 30, 1995 to consider the following proposals. The proposals voted upon and the votes cast related to each proposal are as follows:

        A majority of the Retail class of each of the Short-Term Government Bond and Growth Fund's shareholders, as holder of one Investor share of the corresponding Pacifica Fund immediately prior to the reorganization, is authorized to approve the Distribution Plan for Investor Shares with respect to the corresponding Pacifica portfolio in the form attached to the Proxy Statement for the meeting. Each of the Fund's respective shareholders voted on this proposal as follows:

                                      FOR            AGAINST             ABSTAIN
                                      ---            -------             -------
Short-Term Government Bond Fund        126,457           26                3,224
  (Retain Class)
Growth Fund (Retail Class)               5,426            0                  498

        A majority of each of the Oregon Tax-Exempt Fund and GNMA Fund and Retail class of the GNMA Fund's shareholders present at the meeting voted in the absence of a quorum to defer voting on the matters to which each Fund's or class's shareholders was to be voting. Each of the Fund's or class's respective shareholders present voted on this adjournment as follows:


                                       FOR           AGAINST           ABSTAIN
                                       ---           -------           -------
Oregon Tax-Exempt Fund                 1,360,472           0                 0
GNMA Fund                                768,127           0                 0
GNMA Fund (Retail Class)                 136,179           0                 0

The special meeting of the Trust's shareholders was reconvened on October 11, 1995 to consider the following proposals. The proposals voted upon and the votes cast related to each proposal are as follows:

        A majority of the Oregon Tax-Exempt Fund's shareholders voted to approve the Agreement and Plan of Reorganization between the Trust and Pacifica providing for the transfer of assets and liabilities of the Fund to the corresponding portfolio of Pacifica in the form attached to the Proxy Statement for the meeting. The Fund's shareholders voted on this proposal as follows:

                                      FOR            AGAINST           ABSTAIN
                                      ---            -------           -------
Oregon Tax-Exempt Fund                1,508,671        7,403            75,707

A majority of the Oregon Tax-Exempt Fund's shareholders, as sole shareholders of the corresponding Pacifica Fund immediately prior to the reorganization, is authorized to approve the Advisory Agreement between Pacifica and FICM in the form attached to the Proxy Statement for such fund. The Fund's shareholders voted on this proposal as follows:

                                      FOR            AGAINST           ABSTAIN
                                      ---            -------           -------
Oregon Tax-Exempt Fund                1,492,402       20,684            78,695

        A majority of the GNMA Fund and Retail class of the GNMA Fund's shareholders present at the meeting voted in the absence of a quorum to defer voting on the matters to which each Fund's shareholders was to be voting. The

xii ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

         Fund's shareholders present voted on this adjournment as follows:

                                  FOR           AGAINST         ABSTAIN
                                  ---           -------         -------
GNMA Fund                       814,731         0               0
GNMA Fund (Retail Class)        168,017         0               0

The special meeting of the Trust's shareholders was reconvened on November 15, 1995 to consider the following proposals. The proposals voted upon and votes cast related to each proposal are as follows:

         A majority of the GNMA Fund's shareholders voted to approve the Agreement and Plan of Reorganization between the Trust and Pacifica providing for the transfer of assets and liabilities of the Fund to the corresponding portfolio of Pacifica in the form attached to the Proxy Statement for the meeting. The Fund's shareholders voted on this proposal as follows:

                                   FOR          AGAINST         ABSTAIN
                                   ---          -------         -------
GNMA Fund                       1,206,664       37,018          126,952

         A majority of the GNMA Fund's shareholders, as sole shareholders of the corresponding Pacifica Fund immediately prior to the reorganization, is authorized to approve the Advisory Agreement between Pacifica and FICM in the form attached to the Proxy Statement for such fund. The Fund's shareholders voted on this proposal as follows:

                                   FOR          AGAINST         ABSTAIN
                                   ---          -------         -------
GNMA Fund                       1,203,532       35,154          131,947

         A majority of the Retail class of each of the GNMA Fund's shareholders, as holders of one Investor share of the corresponding Pacifica Fund immediately prior to the reorganization, is authorized to approve the Distribution Plan for Investor Shares with respect to the corresponding Pacifica portfolio in the form attached to the Proxy Statement for the meeting. The Fund's respective shareholders voted on this proposal as follows:

                                  FOR           AGAINST         ABSTAIN
                                  ---           -------         -------
GNMA Fund (Retail Class)        278,253         6,794           26,674

-------------------------------------------------------------------------------

        (1)The Funds of the Trust included the following portfolios: Arizona Intermediate Tax-Free, Balanced Investment, Basic Value, Bonds Plus, California Intermediate Tax-Free, Cash Reserve, Colorado Tax-Exempt, Equity Income, GNMA, Government Money Market, Growth Fund, Intermediate-Term Bond, Long-Term Bond MIDCO Growth, Modern Value Equity, Money Market, Oregon Tax-Exempt, Prime Money Market, Qualtiy Tax-Exempt Income, Short-Term Government Bond, Small-Cap Opportunity and Treasury Money Market Fund. The shareholders of the California Intermediate Tax-Free GNMA and Oregon Tax-Exempt Funds deferred the vote on the reorganization for lack of quorum.

-------------------------------------------------------------------------- xiii

                      THIS PAGE INTENTIONALLY LEFT BLANK

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders, Westcore Trust:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Growth Fund, Short-Term Government Bond Fund, Bonds Plus Fund, GNMA Fund, Arizona Intermediate Tax-Free Fund, Oregon Tax-Exempt Fund, Quality Tax-Exempt Income Fund and Prime Money Market Fund (eight of the twenty-two funds constituting the Westcore Trust) as of September 30, 1995, the related statements of operations for the four month period then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Growth Fund, Short-Term Government Bond Fund, Bonds Plus Fund, GNMA Fund, Arizona Intermediate Tax-Free Fund, Oregon Tax-Exempt Fund, Quality Tax-Exempt Income Fund and Prime Money Market Fund of Westcore Trust as of September 30, 1995 and the results of their operations, the changes in their net assets and financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Denver, Colorado
November 3, 1995



----------------------------------------------------------------------------- 1

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

                                                                    Short-Term     Bonds
                                                     Growth         Government     Plus           GNMA
                                                     Fund           Bond Fund      Fund           Fund
                                                     -----------    -----------    -----------    -----------
ASSETS
Investments, at value (cost-see below)
  -see accompanying statements                       $14,212,149    $37,317,033    $54,887,771    $29,180,722
Cash                                                      61,808              0              0              0
Dividend and interest receivable                          29,300        717,345        813,930        177,229
Receivable for shares of beneficial interest sold         11,846         17,458         70,932          5,428
Receivable from investment advisor                         6,319          5,888              0              0
Prepaid expenses and other assets                          9,087         21,073         10,676         16,621
-------------------------------------------------------------------------------------------------------------
Total Assets                                          14,330,509     38,078,797     55,783,309     29,380,000
-------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable to investment advisor                                  0              0         23,589          8,646
Cash overdraft                                                 0        362,472         99,158        113,508
Payable for shares of beneficial interest redeemed             0            200              0            400
Other payables                                            13,705         48,882         32,091         46,607
-------------------------------------------------------------------------------------------------------------
Total Liabilities                                         13,705        411,554        154,838        169,161
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                           $14,316,804    $37,667,243    $55,628,471    $29,210,839
-------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid-in capital                                      $12,142,848    $38,316,891    $56,914,020    $30,554,954
Overdistributed net investment income                     (3,593)       (60,883)       (73,203)       (65,816)
Accumunlated net realized gain (loss)
  from investment transactions                            21,381     (1,065,540)    (2,118,602)    (1,017,868)
Net unrealized appreciation (depreciation)
  of investments                                       2,156,168        476,775        906,256       (260,431)
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                           $14,316,804    $37,667,243    $55,628,471    $29,210,839
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Institutional Shares
Net Assets                                           $14,119,807    $34,045,572    $55,628,471    $22,041,872
-------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                767,245      2,200,718      3,770,075      1,404,858
-------------------------------------------------------------------------------------------------------------
Net asset value and redemption
  price per share                                         $18.40         $15.47         $14.76         $15.69
-------------------------------------------------------------------------------------------------------------
Maximum offering price per share
  (net asset value plus sales charge of 0%, 0%
  4.5% and 0% of offering price, respectively)            $18.40         $15.47         $15.46         $15.69
-------------------------------------------------------------------------------------------------------------
Retail Shares
Net Assets                                              $196,997     $3,621,671            N/A     $7,168,967
-------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                 10,708        234,253            N/A        457,491
-------------------------------------------------------------------------------------------------------------
Net asset value and redemption price
  per share                                               $18.40         $15.46            N/A         $15.67
-------------------------------------------------------------------------------------------------------------
Maximum offering price per share
  (net asset value plus sales charge of 4.5%,
  2% and 4.5% of offering price, respectively)            $19.27         $15.78            N/A         $16.41
-------------------------------------------------------------------------------------------------------------
COST OF INVESTMENTS                                  $12,055,981    $36,840,258    $53,981,515    $29,441,153
-------------------------------------------------------------------------------------------------------------


SEE NOTES TO FINANCIAL STATEMENTS

2 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 1995

                                                       Arizona         Oregon        Quality        Prime
                                                     Intermediate    Tax-Exempt     Tax-Exempt   Money Market
                                                     Tax-Free Fund      Fund       Income Fund      Fund
                                                     -------------   ----------    -----------   ------------
ASSETS
Investments, at value (cost-see below)
 -see accompanying statements                        $24,246,533     $49,216,449   $14,475,061   $286,912,776
Interest receivable                                      330,906         976,257       217,477              0
Receivable for shares of beneficial interest sold         53,452               0        25,745              0
Receivable from investment advisor                        17,907               0        32,191        102,021
Prepaid expenses and other assets                         14,721           3,805        28,528          6,143
-------------------------------------------------------------------------------------------------------------
Total Assets                                          24,663,519      50,196,511    14,779,002    287,020,940
-------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable to investment advisor                                  0           2,041             0              0
Cash overdraft                                                 0          71,355       200,525              0
Payable for securities purchased                               0               0       248,297              0
Payable for shares of beneficial interest redeemed         2,000               0             0              0
Dividend payables                                              0               0             0         88,692
Other payables                                            39,801          46,076        25,040         68,758
-------------------------------------------------------------------------------------------------------------
Total Liabilities                                         41,801         119,472       473,862        157,450
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                           $24,621,718     $50,077,039   $14,305,140   $286,863,490
=============================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                      $23,900,997     $49,466,138   $14,241,226   $286,863,490
Overdistributed net investment income                    (67,269)        (26,485)       (9,889)             0
Accumulated net realized gain (loss)
 from investment transactions                             66,888        (258,222)      (75,756)             0
Net unrealized appreciation of investments               721,102         895,608       149,559              0
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                           $24,621,718     $50,077,039   $14,305,140   $286,863,490
=============================================================================================================
NET ASSET VALUE PER SHARE
Institutional Shares
Net Assets                                           $24,621,718    $50,077,039    $14,305,140   $286,863,490
-------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding              2,298,392      3,057,454        932,728    286,940,224
-------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share            $10.71         $16.38         $15.34          $1.00
-------------------------------------------------------------------------------------------------------------
Maximum offering price per share (net asset value
 plus sales charge of 3.75%, 4.5%, 3.5% and 0%
 of offering price, respectively)                         $11.13         $17.15         $15.90          $1.00
=============================================================================================================
COST OF INVESTMENTS                                  $23,525,431    $48,320,841    $14,325,502   $286,912,776
=============================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------ 3

-------------------------------------------------------------------------------
WESTCORE REPORT
-------------------------------------------------------------------------------

GROWTH FUND
STATEMENT OF INVESTMENTS
September 30, 1995

Shares                                                            Market Value*
------                                                            -------------

                COMMON STOCKS 93.12%
-------------------------------------------------------------------------------
                CAPITAL GOODS 19.72%
-------------------------------------------------------------------------------
                Aerospace & Defense 1.95%
-------------------------------------------------------------------------------
  6,800         General Motors Corp Cl H                            $   278,800
                                                                    -----------

                 Computer Hardware 3.84%
-------------------------------------------------------------------------------
  6,000          Intel                                                  360,750
  5,500          Silicon Graphics Inc.**                                189,062
                                                                     ----------
                                                                        549,812
                                                                     ----------

                Computer Software & Services 4.32%
-------------------------------------------------------------------------------
  3,100         Automatic Data Processing Inc.                          211,187
  3,500         First Data Corp                                         217,000
  2,100         Microsoft Corp**                                        190,050
                                                                   ------------
                                                                        618,237
                                                                   ------------

                Electrical Equipment 8.59%
-------------------------------------------------------------------------------
  7,300         General Electric Co                                     465,375
  7,100         General Instrument Corp**                               213,000
  2,500         Hewlett Packard Co                                      208,438
  4,500         Motorola Inc                                            343,687
                                                                   ------------
                                                                      1,230,500
                                                                   ------------

                Networking 1.02%
-------------------------------------------------------------------------------
  3,200         3 Com Corp                                              145,600
                                                                   ------------
TOTAL CAPITAL GOODS
  (Cost $2,295,746)                                                   2,822,949
                                                                   ------------

                CONSUMER CYCLICALS 10.71%
-------------------------------------------------------------------------------
                Media/Publishing 3.18%
-------------------------------------------------------------------------------
  8,100         Time Warner Inc                                         321,975
  2,000         Tribune Co                                              132,750
                                                                   ------------
                                                                        454,725
                                                                   ------------

                Restaurants 2.00%
-------------------------------------------------------------------------------
  7,500         McDonalds Corp                                          286,875
                                                                   ------------

                Retail 5.53%
-------------------------------------------------------------------------------
  8,000         Home Depot Inc.                                         319,000
 19,000         Wal-Mart Stores Inc                                     472,625
                                                                   ------------
                                                                        791,625
                                                                   ------------

TOTAL CONSUMER CYCLICALS
  (Cost $1,466,502)                                                   1,533,225
                                                                   ------------

                CONSUMER STAPLES 24.31%
-------------------------------------------------------------------------------
                Food, Beverage & Tobacco 6.15%
-------------------------------------------------------------------------------
  5,500         Coca Cola Co                                            379,500
  6,000         Philip Morris Companies Inc                             501,000
                                                                   ------------
                                                                        880,500
                                                                   ------------

Shares                                                            Market Value*
------                                                            -------------

                Food-Distribution 1.81%
-------------------------------------------------------------------------------
  9,500         Sysco Corp                                          $   258,875
                                                                  -------------

                Food-Retail 1.43%
-------------------------------------------------------------------------------
  6,000         Albertsons Inc.                                         204,750
                                                                  -------------

                Healthcare 10.41%
-------------------------------------------------------------------------------
  8,400         Abbott Laboratories                                     358,050
  8,000         Columbia/HCA Healthcare                                 389,000
  6,500         Merck & Co Inc                                          364,000
  7,500         Smithkline Beecham PLC ADR                              379,688
                                                                  -------------
                                                                      1,490,738
                                                                  -------------

                Leisure 1.86%
-------------------------------------------------------------------------------
  2,500         Disney Walt Co                                          143,438
  7,000         Tele-Communications Cl A                                122,500
                                                                  -------------
                                                                        265,938
                                                                  -------------

                Personal Care 2.65%
-------------------------------------------------------------------------------
  1,000         Clorox Co                                                71,375
  4,000         Proctor & Gamble Co                                     308,000
                                                                  -------------
                                                                        379,375
                                                                  -------------

TOTAL CONSUMER STAPLES
  (Cost $2,770,922)                                                   3,480,176
                                                                  -------------

                CREDIT SENSITIVE 20.50%
-------------------------------------------------------------------------------
                Banks 4.39%
-------------------------------------------------------------------------------
  7,000         Bank of New York Inc                                    325,500
  6,800         Mellon Bank Corp                                        303,450
                                                                  -------------
                                                                        628,950
                                                                  -------------

                Financial Services 3.34%
-------------------------------------------------------------------------------
  1,400         Federal National Mortgage Assn                          144,900
  8,000         MBNA Corp                                               333,000
                                                                  -------------
                                                                        477,900
                                                                  -------------

                Insurance 3.95%
-------------------------------------------------------------------------------
  4,000         American International Group Inc                        340,000
  1,500         General Re Corp                                         226,500
                                                                  -------------
                                                                        566,500
                                                                  -------------

                Utilities-Electric 2.68%
-------------------------------------------------------------------------------
 11,000         NIPSCO Industries Inc                                   383,625
                                                                  -------------

                Utilities-Telephone 6.14%
-------------------------------------------------------------------------------
  5,000         AT&T Corp                                               328,750
 10,000         SBC Communications Inc**                                550,000
                                                                  -------------
                                                                        878,750
                                                                  -------------

TOTAL CREDIT SENSITIVE
  (Cost $2,239,022)                                                   2,935,725
                                                                  -------------


4  ----------------------------------------------------------------------------

-------------------------------------------------------------------------------
WESTCORE REPORT
-------------------------------------------------------------------------------

GROWTH FUND
STATEMENT OF INVESTMENTS
September 30, 1995 (continued)

Shares                                                            Market Value*
------                                                            -------------
                INTERMEDIATE GOODS & SERVICES 17.88%
-------------------------------------------------------------------------------
                Building Materials 1.47%
-------------------------------------------------------------------------------
     6,000      Sherwin-Williams Co                                 $   210,000
                                                                  -------------
                Chemical 4.71%
-------------------------------------------------------------------------------
     7,600      Air Products & Chemicals Inc                            396,150
     6,800      Betz Laboratories                                       277,950
                                                                  -------------
                                                                        674,100
                                                                  -------------
                Energy Services 1.87%
-------------------------------------------------------------------------------
     8,000      Enron Corp                                              268,000
                                                                  -------------
                Metals 0.51%
-------------------------------------------------------------------------------
     4,000      Worthington Industries                                   73,500
                                                                  -------------
                Petroleum-Domestic 5.41%
-------------------------------------------------------------------------------
     5,000      Amoco Corp                                              320,625
     3,000      Mobil Corp                                              298,875
     4,500      Tosco Corp                                              155,250
                                                                  -------------
                                                                        774,750
                                                                  -------------
                Petroleum-International 2.32%
-------------------------------------------------------------------------------
     2,700      Royal Dutch Petroleum Co                                331,425
                                                                  -------------
                Pollution Control 1.59%
-------------------------------------------------------------------------------
     8,000      WMX Technologies Inc                                    228,000
                                                                  -------------
TOTAL INTERMEDIATE GOODS & SERVICES
 (Cost $2,403,490)                                                    2,559,775
                                                                  -------------
TOTAL COMMON STOCKS
 (Cost $11,175,682)                                                  13,331,850
                                                                  -------------
Face Amount
-----------

                REPURCHASE AGREEMENT 6.15%
-------------------------------------------------------------------------------
$  876,209      Repurchase agreement with
                Goldman Sachs, 6.35%, dated
                09/29/95 and maturing 10/02/95
                collateralized by U.S. Treasury
                Notes, 5.875% due 08/15/98, with
                a value of $894,613 (Cost $880,299)                     880,299
                                                                  -------------
TOTAL INVESTMENTS
 (Cost $12,055,981)                                      99.27%     $14,212,149

Other Assets in Excess of Liabilities                     0.73%         104,655
                                                 ------------------------------
NET ASSETS                                              100.00%     $14,316,804
                                                 ==============================

 * See note 1 to financial statements.
** Denotes non-income producing security.


SHORT-TERM GOVERNMENT BOND FUND
STATEMENT OF INVESTMENTS
September 30, 1995

Face Amount                                                       Market Value*
-----------                                                       -------------
                U.S. GOVERNMENT AGENCIES 6.72%
-------------------------------------------------------------------------------
$1,000,000      Federal Home Loan Bank, 9.75%, 02/09/96             $ 1,013,948
 1,500,000      Private Export Funding Corp,
                9.00%, 01/31/96                                       1,518,284
                                                                    -----------
TOTAL U.S. GOVERNMENT AGENCIES
 (Cost $2,538,147)                                                    2,532,232
                                                                    -----------
                U.S. GOVERNMENT POOLED MORTGAGES 6.60%
-------------------------------------------------------------------------------
 2,499,011      Federal Home Loan Mortgage Corp, CMO,
                5.00%, 08/15/11 (Cost $2,495,887)                     2,486,089
                                                                    -----------
                U.S. GOVERNMENT TREASURIES 83.57%
-------------------------------------------------------------------------------
                U.S. Treasury Notes:
 1,500,000       5.875%, 05/31/96                                     1,502,342
 2,750,000       7.25%, 11/15/96                                      2,795,543
 5,525,000       8.00%, 10/15/96 - 01/15/97                           5,665,214
 3,300,000       6.75%, 02/28/97                                      3,343,313
 3,250,000       6.50%, 09/30/96 - 05/15/97                           3,281,015
 2,500,000       8.50%, 05/15/97                                      2,602,340
 2,750,000       6.125%, 07/31/96 - 05/31/97                          2,761,324
 1,000,000       5.75%, 10/31/97                                        999,061
 1,000,000       7.375%, 11/15/97                                     1,028,750
 2,850,000       7.875%, 01/15/98                                     2,971,125
 3,300,000       8.25%, 07/15/98                                      3,495,937
 1,000,000       7.125%, 10/15/98                                     1,033,750
                                                                    -----------
TOTAL U.S. GOVERNMENT TREASURIES
 (Cost $30,987,226)                                                  31,479,714
                                                                    -----------
                MUTUAL FUNDS 2.18%
-------------------------------------------------------------------------------
   400,000      Federated Prime Money Market Fund                       401,876
   416,881      Lehman Brothers Inc Prime
                Money Market Fund                                       417,122
                                                                    -----------
TOTAL MUTUAL FUNDS
 (Cost $818,998)                                                        818,998
                                                                    -----------
TOTAL INVESTMENTS
 (Cost $36,840,258)                                      99.07%     $37,317,033

Other Assets in Excess of Liabilities                     0.93%         350,210
                                                        -----------------------
NET ASSETS                                              100.00%     $37,667,243
                                                        =======================

* See note 1 to financial statements.

----------------------------------------------------------------------------- 5

-------------------------------------------------------------------------------
WESTCORE REPORT
-------------------------------------------------------------------------------

BONDS PLUS FUND
STATEMENT OF INVESTMENTS
September 30, 1995

Face Amount                                                       Market Value*
-----------                                                       -------------

                CORPORATE BONDS 14.62%
-------------------------------------------------------------------------------
                Asset Backed 2.16%
-------------------------------------------------------------------------------
$  500,000      Discover Card Master Trust 1 1994-3,
                6.085%, 10/15/99 (1)                                $   501,824
   189,193      Rochester CSB Tst.
                5.70%, 12/15/97                                         188,835
   500,000      Sears Credit Account II,
                7.00%, 01/15/04                                         513,264
                                                                    -----------
                                                                      1,203,923
                                                                    -----------

                Financial 7.32%
-------------------------------------------------------------------------------
   500,000      ABN Ambro Bank NY,
                8.25%, 08/01/09                                         536,584
   450,000      Bank of Boston Corp,
                6.625%, 02/01/04                                        440,481
   500,000      Ford Capital, B.V.,
                9.125%, 05/01/98                                        533,056
   500,000      General Electric Credit Corp,
                8.52%, 12/15/07 (1)                                     502,647
   500,000      General Motors Acceptance Corp,
                7.75%, 04/15/97                                         506,271
   500,000      ITT Hartford Group,
                8.20%, 10/15/98                                         522,593
   500,000      Nationsbank Corp.
                6.875%, 02/15/05                                        496,793
   500,000      NBD Bancorp Inc,
                8.10% 03/01/02                                          535,028
                                                                    -----------
                                                                      4,073,453
                                                                    -----------

                Industrial 2.65%
-------------------------------------------------------------------------------
   400,000      International Business Machines Corp,
                7.50%, 06/15/13                                         414,273
   500,000      Philip Morris Companies Inc,
                9.00%, 05/15/98                                         530,125
   500,000      Willamette Industries Inc,
                7.75%, 07/15/02                                         526,984
                                                                    -----------
                                                                      1,471,382
                                                                    -----------

                Insurance 0.71%
-------------------------------------------------------------------------------
   400,000      Kemper Corp,
                6.875%, 09/15/03                                        392,449
                                                                    -----------

                Utility 0.94%
-------------------------------------------------------------------------------
   500,000      National Rural Utilities Inc,
                9.50%, 05/15/97                                         524,270
                                                                    -----------

                Utility-Electric 0.84%
-------------------------------------------------------------------------------
   450,000      Hydro Quebec,
                7.375%, 02/01/03                                        465,259
                                                                    -----------

TOTAL CORPORATE BONDS
  (Cost $7,932,792)                                                   8,130,736
                                                                    -----------


Face Amount                                                       Market Value*
-----------                                                       -------------

                U.S. GOVERNMENT
                AGENCIES 4.66%
-------------------------------------------------------------------------------
                Federal Home Loan Mortgage Corp:
$  750,000        6.375%, 12/23/03, Callable
                  12/23/96 @ 100.00                                 $   737,432
   400,000        8.19%, 10/06/04, Callable
                  10/06/99 @ 100.00                                     424,442
                Federal National Mortgage Assn:
   750,000        8.90%, 06/12/00                                       833,461
   325,000        7.73%, 08/26/04, Callable
                  08/26/99 @ 100                                        337,878
   250,000        8.18%, 09/22/04, Callable
                  09/22/97 @ 100.00                                     260,620
                                                                    -----------

TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $2,595,420)                                                   2,593,833
                                                                    -----------

                U.S. GOVERNMENT POOLED
                MORTGAGES 26.05%
-------------------------------------------------------------------------------
                Federal Home Loan Mortgage Corp:
   187,485        9.00%, 07/01/16                                       194,749
 1,500,000        REMIC, 7.00%, 09/15/21                              1,468,858
                Federal National Mortgage Assn:
 1,266,553        REMIC, 9.00%, 09/25/00                              1,273,606
 2,000,000        REMIC, 9.25%, 11/25/03                              2,113,478
   442,985        6.00%, 12/01/08                                       429,419
 1,952,005        REMIC, 8.50%, 03/25/19                              1,988,584
   500,000        REMIC, 6.50%, 03/25/20                                488,294
 1,000,000        REMIC, 7.00%, 12/25/22                              1,007,569
   367,374        6.50%, 01/01/24                                       354,285
                Government National Mortgage Assn:
    39,644        11.50%, 04/15/15                                       44,934
   339,023        INTR II, 9.50%, 05/20/16                              358,514
   337,540        10.00%, 08/15/18                                      368,340
   787,861        9.00%, 09/15/16-08/15/21                              830,203
   632,668        INTR II, 9.00%, 09/20/16-12/20/21                     661,529
   280,058        8.50%, 07/15/24                                       292,046
 2,113,876        7.50%, 03/15/23-04/15/23                            2,135,583
   465,659        INTR II, 7.50%, 11/20/24                              478,348
                                                                    -----------

TOTAL U.S. GOVERNMENT POOLED MORTGAGES
  (Cost $14,426,994)                                                 14,488,339
                                                                    -----------

                U.S. GOVERNMENT
                TREASURIES 51.34%
-------------------------------------------------------------------------------
 2,550,000      U.S. Treasury Bonds,
                  10.75%, 02/15/03                                    3,235,313
                U.S. Treasury Notes:
 1,000,000        4.625%, 02/15/96                                      996,561
 2,500,000        6.125%, 05/31/97                                    2,511,715
 2,500,000        8.75%, 10/15/97                                     2,636,715
 2,000,000        7.875%, 04/15/98                                    2,092,500
 3,000,000        8.25%, 07/15/98                                     3,178,125
 2,000,000        5.125%, 11/30/98                                    1,954,372
 5,750,000        6.75%, 02/28/97-06/30/99                            5,865,073

6 -----------------------------------------------------------------------------

-------------------------------------------------------------------------------
WESTCORE REPORT
-------------------------------------------------------------------------------

BONDS PLUS FUND
STATEMENT OF INVESTMENTS
September 30, 1995 (continued)

Face Amount                                                       Market Value*
-----------                                                       -------------

                U.S. GOVERNMENT
                TREASURIES (continued)
-------------------------------------------------------------------------------
$3,800,000      7.50%, 02/29/96-05/15/02                            $ 3,952,935
 2,000,000      7.25%, 08/15/04                                       2,138,122
                                                                    -----------
TOTAL U.S. GOVERNMENT TREASURIES
  (Cost $27,912,877)                                                 28,561,431
                                                                    -----------
                MUTUAL FUNDS 2.00%
-------------------------------------------------------------------------------
   200,000      Federated Prime Money
                Market Fund                                             209,384
   899,262      Lehman Brothers Inc Prime
                Money Market Fund                                       904,048
                                                                    -----------
TOTAL MUTUAL FUNDS
  (Cost $1,113,432)                                                   1,113,432
                                                                    -----------
TOTAL INVESTMENTS
  (Cost $53,981,515)                                      98.67%     54,887,771

Other Assets in Excess of Liabilities                      1.33%        740,700
                                                        -----------------------
NET ASSETS                                               100.00%     55,628,471
                                                        =======================

 *  See note 1 to financial statements.
(1) Variable rate security. Reported rate is the effective rate on September 30, 1995.


GNMA FUND
STATEMENT OF INVESTMENTS
September 30, 1995

Face Amount                                                       Market Value*
-----------                                                       -------------

                U.S. GOVERNMENT
                POOLED MORTGAGES 96.53%
-------------------------------------------------------------------------------
                Federal Home Loan Mortgage Corp:
$ 2,298,000       REMIC, 7.00%, 09/15/21                            $ 2,250,291
                Federal National Mortgage Assn:
    550,000       REMIC, 9.25%, 11/25/03                                581,206
    713,538       REMIC, 8.00%, 03/25/17                                713,302
    500,000       REMIC, 7.75%, 10/25/18                                507,640
    976,003       REMIC, 8.50%, 03/25/19                                994,292
  1,500,000       REMIC, 7.00%, 12/25/22                              1,511,353
                Government National Mortgage Assn:
     28,950       INTR II, 12.00%, 01/20/99-04/20/99                     30,588
      6,675       12.50%, 12/15/99                                        7,184
  1,500,492       INTR II, 6.50%, 02/20/08-07/20/08                   1,481,735
    333,268       INTR II, 9.50%, 05/20/16                              352,429
    559,327       9.50%, 11/15/16-11/15/20                              597,776
  1,581,078       9.00%, 02/15/05-12/15/19                            1,666,049
  3,403,237       INTR II, 9.00%, 09/20/16-07/20/22                   3,562,506
  1,272,140       7.00%, 12/15/23                                     1,257,825
  1,973,670       6.50%, 03/15/24-04/15/24                            1,904,585
    654,416       8.50%, 09/15/19-07/15/24                              682,428
 10,003,267       7.50%, 03/15/23-06/25/25                           10,095,552
                                                                     ----------

TOTAL U.S. GOVERNMENT POOLED MORTGAGES
  (Cost $28,457,172)                                                 28,196,741
                                                                     ----------
                MUTUAL FUNDS 3.37%
-------------------------------------------------------------------------------
    200,000     Federated Prime Money
                Market Fund                                             202,049
    778,131     Lehman Brothers Inc.
                Prime Money Market Fund                                 781,932
                                                                     ----------
TOTAL MUTUAL FUNDS
  (Cost $983,981)                                                       983,981
                                                                     ----------
TOTAL INVESTMENTS
  (Cost $29,441,153)                                      99.90%    $29,180,722

Other Assets in Excess of Liabilities                      0.10%         30,117
                                                        -----------------------
NET ASSETS                                               100.00%    $29,210,839

*See note 1 to financial statements

----------------------------------------------------------------------------- 7

-------------------------------------------------------------------------------
WESTCORE REPORT
-------------------------------------------------------------------------------

ARIZONA INTERMEDIATE TAX-FREE FUND
STATEMENT OF INVESTMENTS
September 30, 1995

                                                       Bond Ratings    Market
Face Amount                                            Moody's/S&P+    Value*
-----------                                            ------------------------

                CERTIFICATES OF
                PARTICIPATION 0.54%
-------------------------------------------------------------------------------
$  125,000      University of Arizona
                Telecommunication,
                6.30%, 07/15/02
                (Cost $125,674)                             A/A+    $   133,510
                                                                    -----------

                GENERAL OLBIGATION
                BONDS 64.78%
-------------------------------------------------------------------------------
                County/City/Special District/
                School District 64.78%
-------------------------------------------------------------------------------
                Bullhead City, Arizona
                Bullhead Parkway:
   520,000        6.10%, 01/01/01                         Baa/NR        542,443
   130,000        6.10%, 01/01/02                         Baa/NR        135,955
   170,000        6.10%, 01/01/03                         Baa/NR        177,878
   405,000      Coconino County
                School District #1
                (Flagstaff), 5.70%,
                07/01/01, AMBAC                          Aaa/AAA        427,417
   650,000      Coconino and Yavapai
                County JT USD #9
                (Sedona/Oak Creek),
                5.40%, 07/01/02                            NR/A-        663,202
   300,000      Glendale, 5.05%,
                07/01/02, FGIC                           Aaa/AAA        308,265
   700,000      Glendale School
                Improvement, UHSD
                #205, 5.10%, 07/01/05                     A1/AA-        706,909
   200,000      Maricopa County, 6.25%,
                07/01/00, FGIC                           Aaa/AAA        215,704
   560,000      Maricopa County School
                District #68 (Alhambra),
                6.75%, 07/01/02,
                AMBAC                                    Aaa/AAA        629,177
   125,000      Maricopa County
                School District #97
                (Deer Valley), 5.90%,
                07/01/03, Callable
                07/01/02 @ 101.00,
                FGIC                                     Aaa/AAA        134,724
   175,000      Maricopa County
                School District #41
                (Gilbert), 6.375%,
                07/01/99, FGIC                           Aaa/AAA        187,455
   495,000      Maricopa County
                School District #40
                (Glendale), 5.00%,
                07/01/10, Callable
                07/01/00 @ 101.00
                FGIC                                     Aaa/AAA        465,869
 1,500,000      Maricopa County
                School District #4
                (Mesa) 5.55%, 07/01/04,
                FGIC                                     Aaa/AAA      1,530,615



                                                       Bond Ratings    Market
Face Amount                                            Moody's/S&P+    Value*
-----------                                            ------------------------

                County/City/Special District/
                School District (continued)
-------------------------------------------------------------------------------
                Maricopa County
                School District #8
                (Osborn):
$  275,000        5.20%, 07/01/00                           A1/A    $   282,073
   150,000        6.10%, 07/01/04                           A1/A        161,901
                Maricopa County
                School District #11
                (Peoria),
   800,000        6.05%, 07/01/03,
                  Callable 07/01/01 @
                  101.00, MBIA                           Aaa/AAA        854,120
   500,000        5.50%, 07/01/10,
                  Callable 07/01/05 @
                  101.00                                    A/A+        482,810
                Maricopa County
                School District #210
                (Phoenix Union):
   200,000        5.80%, 07/01/02                          Aa/AA        214,144
   500,000        5.40%, 07/01/09                          Aa/AA        500,385
   500,000        5.50%, 07/01/10                          Aa/AA        498,950
   395,000      Maricopa County
                School District #66
                (Roosevelt Elementary),
                5.50%, 07/01/01,
                AMBAC                                    Aaa/AAA        409,129
                Maricopa County
                School District #3
                (Tempe):
   250,000        4.90%, 07/01/02,
                  FGIC                                   Aaa/AAA        254,585
   330,000        5.00%, 07/01/03,                       Aaa/AAA        337,207
                  FGIC
   415,000      Maricopa County,
                School District #17
                (Tolleson), 5.80%,
                07/01/07, Callable
                07/01/02 @ 101.00                        Aaa/AAA        431,687
   150,000      Maricopa County,
                School District #214
                (Tolleson), 5.45%,
                07/01/04, FGIC                           Aaa/AAA        154,963
   300,000      Maricopa County
                School District #6
                (Washington Elementary),
                8.50%, 07/01/98,
                AMBAC                                    Aaa/AAA        333,039
   200,000      Mesa, 6.00%, 07/01/02,
                AMBAC                                    Aaa/AAA        216,324
   500,000      Navajo County
                School District #32
                (Blue Ridge), 5.80%,
                07/01/07, Callable
                07/01/04 @ 102.00                        Aaa/AAA        524,010

8 -----------------------------------------------------------------------------

-------------------------------------------------------------------------------
WESTCORE REPORT
-------------------------------------------------------------------------------

ARIZONA INTERMEDIATE TAX-FREE FUND
STATEMENT OF INVESTMENTS
September 30, 1995 (continued)

                                                       Bond Ratings    Market
Face Amount                                            Moody's/S&P     Value*
-----------                                            ------------------------

                County/City/Special District/
                School District (continued)
-------------------------------------------------------------------------------
$  100,000      Navajo County
                School District #5
                (Snowflake), 6.00%,
                07/01/01, Callable
                07/01/97 @ 101.00                        Baa/BBB    $   102,551
                Phoenix:
   200,000        6.10%, 07/01/00                         Aa/AA+        214,874
   100,000        5.60%, 07/01/01,
                  Callable 01/01/96
                  @ 101.00                                Aa/AA+        101,043
                Pima County:
    50,000        7.25%, 07/01/98                          Aa/A+         53,884
   100,000        6.00%, 07/01/02                          Aa/A+        107,891
   250,000        6.30%, 07/01/02                          Aa/A+        273,202
   325,000        6.20%, 07/01/04,
                  Callable 07/01/02
                  @ 100.00                                 Aa/A+        353,119
                Pima County Flood
                Control District:
    75,000        5.35%, 07/01/00                          Aa/A+         77,728
    75,000        5.65%, 07/01/02                          Aa/A+         79,210
                Pima County Unified
                School District #10
                (Amphitheater):
   175,000        5.60%, 07/01/03,
                  FGIC                                   Aaa/AAA        185,472
   100,000        6.85%, 07/01/03,
                  MBIA                                   Aaa/AAA        113,898
    75,000        6.00%, 07/01/04                           A/A+         80,644
   250,000        6.50%, 07/01/05                           A/A+        278,035
                Pima County School
                District #1 (Tucson),
   300,000        5.90%, 07/01/05,
                  Callable 07/01/04
                  @ 100.00 FGIC                          Aaa/AAA        319,803
   800,000        6.10%, 07/01/12,
                  Callable 07/01/02
                  @ 100.00 FGIC                          Aaa/AAA        825,904
   200,000      Sedona Oak Creek
                School District #9 of
                Coconino & Yavapai
                County 6.10%, 07/01/00                   Baa1/A-        210,398
   250,000      Tucson, 5.80%, 07/01/05,
                  Callable 07/01/04
                  @ 100.00, FGIC                         Aaa/AAA        266,575
   500,000      Yuma County School
                District #70, 5.70%,
                  07/01/06, Callable
                  07/01/02 @ 101.00                      Aaa/AAA        523,980
                                                                    -----------
TOTAL GENERAL OBLIGATION BONDS
  (Cost $15,527,323)                                                 15,949,151
                                                                    -----------


                                                       Bond Ratings    Market
Face Amount                                            Moody's/S&P+    Value*
-----------                                            ------------------------

                REVENUE BONDS 30.76%
-------------------------------------------------------------------------------
                Education 4.51%
-------------------------------------------------------------------------------
$  100,000      Arizona State University
                Board of Regents, 5.60%
                07/01/01                                   A1/AA    $   105,827
   500,000      Maricopa County
                Community College,
                5.05%, 07/15/04,
                MBIA                                     Aaa/AAA        507,050
   100,000      Northern Arizona
                University, 6.00%,
                06/01/01, FGIC                           Aaa/AAA        107,480
   175,000      University of Arizona,
                5.60%, 06/01/99                            A1/AA        182,187
   100,000      Yavapai County
                Community College
                District, 5.20%, 07/01/00                  NR/A-        102,058
   100,000      Yuma & La Paz Counties
                Community College
                District, 6.00%, 07/01/02,
                Callable 07/01/01
                @ 100.00                                    A/NR        105,815
                                                                    -----------
                                                                      1,110,417
                                                                    -----------

                Hospitals 1.06%
-------------------------------------------------------------------------------
   100,000      Maricopa County IDA/
                Samaritan Health, 4.50%
                FRN, 12/01/08, (1)                      VMG1/A1+        100,000
   150,000      Pima County IDA
                Tucson Medical Center,
                6.00%, 04/01/01,
                MBIA                                     Aaa/AAA        160,186
                                                                    -----------
                                                                        260,186
                                                                    -----------

                Public Facilities 0.88%
-------------------------------------------------------------------------------
   200,000      Scottsdale Municipal
                Property Corp Lease,
                6.10%, 11/01/02                            A1/AA        215,704
                                                                    -----------

                Special Tax 2.59%
-------------------------------------------------------------------------------
                Glendale Improvement
                District #59:
   110,000        6.00%, 01/01/01                           A/A-        116,267
   175,000        6.00%, 01/01/02                           A/A-        185,731
   100,000      Peoria Improvement
                District #8801, 7.30%,
                01/01/99                                  NR/BBB        107,161
   215,000      Phoenix Special
                Assessment Central
                Avenue Improvement
                District, 7.00%, 01/01/99,
                Callable 01/01/98
                @ 101.50                                  NR/NR         229,254
                                                                    -----------
                                                                        638,413
                                                                    -----------

----------------------------------------------------------------------------- 9

-------------------------------------------------------------------------------
WESTCORE REPORT
-------------------------------------------------------------------------------

ARIZONA INTERMEDIATE TAX-FREE FUND
STATEMENT OF INVESTMENTS
September 30, 1995 (continued)

                                                       Bond Ratings    Market
Face Amount                                            Moody's/S&P+    Value*
-----------                                            ------------------------

                Transportation 9.07%
-------------------------------------------------------------------------------
                Arizona State
                Transportation Board,
                Excise Tax:
$  200,000        5.00%, 07/01/99,
                  AMBAC                                  Aaa/AAA    $   204,272
   150,000        6.125%, 07/01/01,
                  Callable 07/01/99 @
                  101.00                                  Aa/AA-        159,111
   105,000      Gilbert Street &
                Highway User, 6.40%,
                07/01/01, Callable
                07/01/97 @ 101.00                        NR/BBB+        108,734
   750,000      Phoenix Street &
                Highway User, 6.40%,
                07/01/04, Callable
                07,01/02 @ 102.00                          A1/AA        825,923
                Tucson Street &
                Highway User:
   400,000        5.70%, 07/01/01                          A1/A+        421,476
   500,000        5.10%, 07/01/03                        Aaa/AAA        514,145
                                                                    -----------
                                                                      2,233,661
                                                                    -----------

                Utility 12.65%
-------------------------------------------------------------------------------
   150,000      Gilbert Water & Waste,
                5.60%, 07/01/99,
                FGIC                                     Aaa/AAA        156,843
   235,000      Glendale Water &
                Sewer, 9.00%,
                07/01/03                                 Aaa/AAA        299,837
   105,000      Pima County Sewer,
                7.50%, 07/01/01,
                AMBAC                                    Aaa/AAA        120,863
                Salt River Project:
   500,000        5.30%, 01/01/03                          Aa/AA        517,600
   250,000        5.625%, 01/01/06                         Aa/AA        261,578
   500,000        5.75%, 01/01/13                          Aa/AA        498,865
                Scottsdale Water &
                Sewer:
   275,000        5.70%, 07/01/00                         Aa/AA-        289,086
   100,000        6.80%, 07/01/03,
                  Callable 07/01/99
                  @ 101.00                                Aa/AA-        107,661
   170,000        6.90%, 07/01/04,
                  Callable 07/01/99 @
                  101.00                                  Aa/AA-        183,054
                Tucson Water System:
   100,000        6.10%, 07/01/01                          A1/A+        107,240
   100,000        6.00%, 07/01/02                          A1/A+        107,322
   250,000        5.30%, 07/01/04                          A1/A+        256,850
   200,000        5.90%, 07/01/07,
                  Callable 07/01/04 @
                  100.00                                   A1/A+        209,012
                                                                    -----------
                                                                      3,115,811
                                                                    -----------
TOTAL REVENUE BONDS
  (Cost $7,282,754)                                                   7,574,192
                                                                    -----------
                                                       Bond Rating     Market
Face Amount                                            Moody's/S&P+    Value*
-----------                                            ------------------------

                MUTUAL FUNDS 2.40%
-------------------------------------------------------------------------------
$  294,592      Dreyfus Tax Exempt
                Money Market                                        $   294,859
   294,592      Provident Institutional
                FDS Munifund                                            294,821
                                                                    -----------

TOTAL MUTUAL FUNDS
  (Cost $589,680)                                                       589,680
                                                                    -----------

TOTAL INVESTMENTS
  (Cost $23,525,431)                                      98.48%    $24,246,533

Other Assets in Excess of Liabilities                      1.52%        375,185
                                                         ----------------------

NET ASSETS                                               100.00%    $24,621,718
                                                         ======================

  *See note 1 to financial statements.
  +Unaudited.
(1)Variable rate security. Reported rate is the effective rate on September 30, 1995.

10 -----------------------------------------------------------------------------

-------------------------------------------------------------------------------
WESTCORE REPORT
-------------------------------------------------------------------------------

OREGON TAX-EXEMPT FUND
STATEMENT OF INVESTMENTS
September 30, 1995

                                                       Bond Ratings    Market
Face Amount                                            Moody's/S&P+    Value*
-----------                                            ------------------------
                CERTIFICATES OF PARTICIPATION 3.05%
-------------------------------------------------------------------------------
$  640,000      Multnomah County, Juvenile Justice
                Complex, 6.00%, 08/01/12                    Aa/A    $   655,597
 1,000,000      Portland Oregon, Series B,
                4.625%, 04/01/13                           Aa/NR        871,870
                                                                    -----------
TOTAL CERTIFICATES OF PARTICIPATION
 (Cost $1,580,055)                                                    1,527,467
                                                                    -----------
                GENERAL OBLIGATION BONDS 52.49%
-------------------------------------------------------------------------------
                State 16.39%
-------------------------------------------------------------------------------
 1,750,000      State of Oregon, Board of Higher
                Education, 6.25%, 10/15/12, Callable
                10/15/02 @ 100.00                         Aa/AA-      1,820,560
 1,000,000      State of Oregon, Elderly & Disabled
                Housing, 6.375%, 08/01/24, Callable
                08/01/04 @ 100.00                         Aa/AA-      1,044,140
 2,000,000      State of Oregon, Higher Education,
                6.30%, 08/01/13, Callable
                08/01/04 @ 101.00                         Aa/AA-      2,101,500
                State of Oregon Veterans Welfare:
   175,000       9.00%, 10/01/05                          Aa/AA-        232,528
   185,000       7.25%, 07/01/07                          Aa/AA-        221,095
   100,000       7.30%, 01/01/08                          Aa/AA-        119,349
 1,000,000       6.875%, 12/01/13, Callable
                 12/01/98 @ 102.00                        Aa/AA-      1,098,000
 1,000,000       9.50%, 10/01/16, Callable
                 10/01/95 @ 102.00                        Aa/AA-      1,020,300
   500,000       7.00%, 12/01/15, Callable
                 12/01/98 @ 102.00                        Aa/AA-        550,840
                                                                    -----------
                                                                      8,208,312
                                                                    -----------
                County/City/Special District/
                School District 36.10%
-------------------------------------------------------------------------------
   250,000      Chemeketa Community College District,
                6.50%, 07/01/07, Callable 07/01/05
                @ 100.00, MBIA                           Aaa/AAA        276,815
   500,000      City of Salem, 5.875%, 01/01/07,
                Callable 01/01/01 @ 101.00,
                Callable 01/01/03 @ 100.00                 A1/A+        516,555

                                                       Bond Ratings    Market
Face Amount                                            Moody's/S&P+    Value*
-----------                                            ------------------------
                County/City/Special District/
                School District (continued)
-------------------------------------------------------------------------------
$1,000,000      Clackamas & Washington Counties
                School District #3, 5.875%,
                10/01/09, Callable 10/01/02 @
                101.00, Callable 10/01/04 @ 100.00        A1/AA-    $ 1,023,490
   250,000      Clackamas & Washington Counties
                School District #23J (Tigard-
                Tualatin), 5.50%, 06/01/06                 A1/NR        260,430
   370,000      Clackamas County School District #1
                (Canby), 6.50%, 07/01/07, Callable
                07/01/01 @ 100.00                            A/A        392,677
   370,000      Clackamas County School District
                #7J (Lake Oswego), 5.70%, 06/15/10         Aa/NR        375,543
   565,000      Clackamas County School District
                #12, 4.75%, 06/01/06                        A/A+        541,654
 1,000,000      Crook County School District, 5.10%,
                02/01/14, FSA                            Aaa/AAA        946,350
 1,000,000      Deschutes & Jefferson Counties School
                District #2J (Redmond), 5.60%,
                06/01/09, MBIA                           Aaa/AAA      1,014,850
   750,000      Lane County Community College
                District, 5.20%, 06/01/05                  Aa/A+        770,018
                Lane County School District #4J
                (Eugene):
   250,000       5.375%, 07/01/09                          Aa/NR        249,615
 2,000,000       5.375%, 07/01/13                          Aa/NR      1,932,140
                Marion & Polk Counties School
                District #24J (Salem):
   100,000       5.90%, 10/01/07, Prerefunded
                 10/01/02 @ 100.00                        NR/AAA        107,896
   750,000       5.00%, 10/01/12                           A1/A+        699,105
   200,000      Medford Series 89a, 6.80%, 03/01/04,
                Callable 03/01/99 @ 100.00                  A/NR        212,604
   500,000      Metropolitan Service District, Oregon
                Convention Center, 6.25%, 01/01/13,
                Callable 01/01/02 @ 100.00                Aa/AA+        514,775
                Milwaukie Oregon:
   425,000       6.25%, 06/01/10, Callable 06/01/01
                 @ 100.00                                  A1/NR        441,146
   460,000       6.25%, 06/01/11, Callable 06/01/01
                 @ 100.00                                  A1/NR        476,118
   500,000      Multnomah County Library District,
                6.00%, 10/01/10, Callable 10/01/04
                @ 100.00                                  Aa1/NR        521,170


---------------------------------------------------------------------------- 11

-------------------------------------------------------------------------------
WESTCORE REPORT
-------------------------------------------------------------------------------

OREGON TAX-EXEMPT FUND
STATEMENT OF INVESTMENTS
September 30, 1995 (continued)

                                                    Bond Ratings         Market
Face Amount                                         Moody's/S&P+         Value*
-----------                                         ---------------------------

                County/City/Special District/
                School District (continued)
-------------------------------------------------------------------------------
$   250,000     Multnomah County School
                District #39 (Corbett),
                5.75%,12/01/08, Callable
                12/01/04 @ 100.00,
                MBIA                                     Aaa/AAA    $   259,537
  1,290,000     Multnomah County School
                District #40, 5.625%
                06/01/12                                  NR/AA-      1,289,884
    400,000     New York City GO,
                4.60%,08/15/04,
                MBIA (1)                                 Aaa/AAA        400,000
  2,000,000     Tri-County Metro
                Transportation District
                (Light Rail Extension),
                6.00%, 07/01/12, Callable
                07/01/02 @ 101.00,
                Callable 07/01/03 @
                100.00                                    Aa/AA+      2,048,300
  2,000,000     Washington County
                Criminal Justice Facilities,
                6.00%, 12/01/13, Callable
                12/01/04 @ 100.00                          Aa/AA      2,046,500
    725,000     Washington County
                School District #88J
                (Sherwood), 6.10%,
                06/01/12, Callable
                06/01/05 @ 100.00,
                FSA                                      Aaa/AAA        759,996
                                                                    -----------
                                                                     18,077,168
                                                                    -----------

TOTAL GENERAL OBLIGATION BONDS
  (Cost $25,829,120)                                                 26,285,480
                                                                    -----------

                REVENUE BONDS 28.69%
-------------------------------------------------------------------------------
                Education 2.22%
-------------------------------------------------------------------------------
    500,000     Multnomah County
                Educational Facility,
                6.00%, 04/01/14, Callable
                04/01/04 @ 102.00,
                Callable 04/01/06 @
                100.00                                     NR/A-        505,820
    575,000     State of Oregon Education,
                Housing & Cultural Facility,
                6.75%, 07/01/21, Callable
                07/01/03 @ 100.00                          NR/A+        607,925
                                                                    -----------
                                                                      1,113,745
                                                                    -----------

                Hospital 2.84%
-------------------------------------------------------------------------------
    320,000     Benton County Hospital
                Facility, Good Samaritan
                Hospital, 6.25%,
                10/01/09                                    NR/A        328,634

                                                    Bond Ratings         Market
Face Amount                                         Moody's/S&P+         Value*
-----------                                         ---------------------------

                Hospital (continued)
-------------------------------------------------------------------------------
$   495,000     Clackamas County Health
                District Hospital Facility
                Authority (GNMA)
                (Jennings Lodge), 7.50%
                10/20/31, Callable
                04/20/00 @ 102.00                        NR/AAA     $   536,095
                Clackamas County Hospital
                Facility (Sisters of Providence),
     150,000      9.20%, 10/01/96, Prerefunded
                  10/01/95 @ 102.00                      Aaa/NR         153,042
     300,000      6.375%, 10/01/05, Callable
                  04/01/04 @ 100.00                      A1/AA-         322,851
      75,000    Deschutes County Health
                District Hospital Authority
                (St. Charles Hospital),
                7.50%, 01/01/08,
                Callable 01/01/97 @
                103.00                                    A1/NR          80,230
                                                                    -----------
                                                                      1,420,852
                                                                    -----------

                Housing 7.74%
-------------------------------------------------------------------------------
                Oregon Housing &
                Community Services:
    625,000       6.80%, 07/01/13,
                  Callable 07/01/03 @
                  100.00                                  A1/A+         651,244
  1,350,000       6.40%, 07/01/18,
                  Callable 07/01/04 @
                  102.00, Callable
                  07/01/06 @ 100.00                       Aa/NR       1,384,641
    500,000       6.80%, 07/01/27,
                  Callable 07/01/03 @
                  100.00                                 Aa1/NR         518,185
                Oregon Housing Finance
                Authority:
    220,000       7.05%, 07/01/09, Callable
                  07/01/03 @ 100.00                      Aa1/NR         230,795
    250,000       7.375%, 07/01/10, Callable
                  07/01/02 @ 100.00                      Aa1/NR         262,465
    180,000       7.45%, 07/01/16, Callable
                  07/01/02 @ 100.00                      Aa1/NR         187,607
                Puerto Rico Housing
                Finance Authority:
    250,000       7.50%, 10/15/12, Callable
                  09/27/02 @ 102.00                     Aaa/AAA         269,472
    350,000       7.50%, 04/01/22, Callable
                  04/01/02 @ 102.00                       NR/AA         371,969
                                                                    -----------
                                                                      3,876,378
                                                                    -----------


12 ----------------------------------------------------------------------------

-------------------------------------------------------------------------------
WESTCORE REPORT
-------------------------------------------------------------------------------

OREGON TAX-EXEMPT FUND
STATEMENT OF INVESTMENTS
September 30, 1995 (continued)

                                                    Bond Ratings         Market
Face Amount                                         Moody's/S&P+         Value*
-----------                                         ---------------------------
                Industrial Development/
                Pollution Control/
                Resource Recovery 1.35%
-------------------------------------------------------------------------------
$  200,000      Lincoln County Wyoming,
                4.60%, 11/01/14 (1)                      AAA/AAA    $   200,000
   425,000      Puerto Rico Industrial,
                Medical & Environmental
                Pollution Control Facility
                (Upjohn), 7.50%, 12/01/23,
                Callable 12/01/98 @103.00                 A1/AA-        473,871
                                                                    -----------
                                                                        673,871
                                                                    -----------
                Other 0.48%
-------------------------------------------------------------------------------
   250,000      Oregon Municipal Bond
                Bank, 5.50%, 01/01/13                       A/NR        243,192
                                                                    -----------
                Public Facilities 1.98%
-------------------------------------------------------------------------------
 1,000,000      North Clackamas Parks
                & Recreation, 5.70%,
                04/01/13                                   NR/A-        991,250
                                                                    -----------
                Utility 12.08%

-------------------------------------------------------------------------------
   250,000      Eugene Oregon Electric
                Utility, 6.40%, 08/01/07,
                Callable 08/01/01 @ 100.00                 A1/AA        264,917
 1,000,000      Metropolitan Service
                District, 5.125%,
                07/01/11                                     A/A        944,610
                Portland Oregon Sewer
                System:
   150,000        6.05%, 06/01/09, Callable
                  06/01/04 @ 101.00,
                  Callable 06/01/06 @
                  100.00                                   A1/A+        157,824
 1,000,000        6.25%, 06/01/15, FGIC,
                  Callable 06/01/06 @
                  100.00                                 Aaa/AAA      1,042,570
 1,500,000        5.25%, 03/01/10                          A1/A+      1,470,225
 1,000,000      Portland Oregon Water
                System, 5.125%, 08/01/08                   Aa/NR        986,520
    40,000      Puerto Rico Aquaduct &
                Sewer Authority, 10.25%,
                07/01/09                                 Aaa/AAA         55,622
 1,000,000      Puerto Rico Electric
                Power, 6.50%, 07/01/06,
                MBIA                                     Aaa/AAA      1,126,180
                                                                    -----------
                                                                      6,048,468
                                                                    -----------
TOTAL REVENUE BONDS
  (Cost $14,124,114)                                                 14,367,756
                                                                    -----------


                SPECIAL FEATURE
                REVENUE BONDS 14.05%
-------------------------------------------------------------------------------
$  140,000      Marion County Solid
                Waste/Electric Rev,
                8.70%, 10/01/96, Callable
                11/06/95 @ 102.00,
                AMBAC                                    Aaa/AAA    $   143,525
   600,000      Medford Hospital Facility
                Authority Rev (Rogue
                Valley Health), 6.80%,
                12/01/11, Callable
                12/01/02 @ 100.00,
                MBIA                                     Aaa/AAA        656,772
   500,000      New York City Water,
                4.60%, 06/15/22,
                FGIC (1)                                 Aaa/AAA        500,000
                Oregon Department of
                General Services COP:
   250,000        7.05%, 01/15/06,
                  Callable 01/15/00 @
                  102.00, MBIA                           Aaa/AAA        276,473
 1,500,000        6.25%, 09/01/15,
                  Callable 09/01/02 @
                  101.00, Callable
                  09/01/04 @ 100.00,
                  AMBAC                                  Aaa/AAA      1,561,950
   250,000      Port of Portland
                International Airport Rev,
                6.75%, 07/01/09, Callable
                07/01/02 @ 101.00,
                MBIA                                     Aaa/AAA        271,675
 1,390,000      Portland Oregon Sewer
                System Rev, 6.00%,
                10/01/12, FGIC                           Aaa/AAA      1,427,905
 1,000,000      State of Oregon Health,
                Housing & Cultural
                Facility Rev, 6.125%,
                10/01/24, MBIA                           Aaa/AAA      1,037,700
 1,040,000      Western Land Hospital
                (Sisters of St. Joseph)
                Rev, 7.125%, 08/01/17,
                Prerefunded 08/01/99 @
                102.00, MBIA                             Aaa/AAA      1,159,746
                                                                    -----------
TOTAL SPECIAL FEATURE REVENUE BONDS
  (Cost $6,787,552)                                                   7,035,746
                                                                    -----------
TOTAL INVESTMENTS
  (Cost $48,320,841)                                      98.28%    $49,216,449

Other Assets in Excess of Liabilities                      1.72%        860,590
                                                       ------------------------
NET ASSETS                                               100.00%    $50,077,039
                                                       ========================

  * See note 1 to financial statements.
 +  Unaudited
(1) Variable rate security. Reported rate is the effective rate on September 30, 1995.

----------------------------------------------------------------------------- 13

-------------------------------------------------------------------------------
WESTCORE REPORT
-------------------------------------------------------------------------------

QUALITY TAX-EXEMPT INCOME FUND
STATEMENT OF INVESTMENTS
September 30, 1995

                                                    Bond Ratings         Market
Face Amount                                         Moody's/S&P+         Value*
-----------                                         ---------------------------

                GENERAL OBLIGATION
                BONDS 65.60%
-------------------------------------------------------------------------------
                STATE  7.51%
-------------------------------------------------------------------------------
                State of California:
$   20,000        6.00%, 02/01/01                           A1/A    $    21,252
   100,000        8.75%, 05/01/04                           A1/A        126,238
   175,000      State of Hawaii, 5.125%,
                02/01/07                                   Aa/AA        174,913
                State of Washington:
   100,000        5.25%, 10/01/02                          Aa/AA        103,431
   500,000        6.40%, 09/01/03,
                  Callable 09/01/01 @
                  101.00                                   Aa/AA        545,105
   100,000      State of Wisconsin, 5.10%,
                11/01/01                                   Aa/AA        103,053
                                                                    -----------
                                                                      1,073,992
                                                                    -----------

                County/City/Special District/
                School District 44.64%
-------------------------------------------------------------------------------
   140,000      Carroll Texas Independent
                School District, 4.90%,
                02/15/06, Callable
                02/15/03 @ 100.00,
                PSF Guaranteed                           Aaa/AAA        137,204
   250,000      Chicago Illinois
                Metropolitan Water
                Capital Improvement,
                4.90%, 12/01/01                            Aa/AA        253,973
   250,000      Cook County Illinois
                School District #54-A,
                5.70%, 01/01/06, Callable
                01/01/03 @100.00,
                FGIC                                     Aaa/AAA        257,603
   250,000      Detroit Michigan City
                School District, 5.125%,
                05/01/07                                   AA/NR        243,910
   135,000      Douglas County Colorado
                School District Re-1, 5.95%,
                12/15/06, Callable 12/15/04
                @ 101.00, MBIA                           Aaa/AAA        145,371
   475,000      Douglas County Nebraska
                Hospital, 5.10%,
                07/01/04                                  Aa/AA+        479,636
   100,000      Garland Texas Independent
                School District, 5.50%,
                02/15/09, Callable
                02/15/04 @ 100.00,
                PSF Guaranteed                           Aaa/AAA         99,993
   250,000      Houston Texas Independent
                School District, 5.00%,
                08/15/01, PSF
                Guaranteed                               Aaa/AAA        256,640
   100,000      Island County Washington,
                School District #206 (South
                Whidbey), 6.75%,
                12/01/07, AMBAC                          Aaa/AAA        113,743


                                                    Bond Ratings         Market
Face Amount                                         Moody's/S&P+         Value*
-----------                                         ---------------------------

                County/City/Special District/
                School District (continued)
-------------------------------------------------------------------------------
$  250,000      King County Washington
                School District #411,
                5.80%, 12/01/10, Callable
                12/01/04 @ 101.00,
                Callable 12/01/05 @
                100.00                                    A1/AA-    $   252,000
    50,000      King County Washington
                Woodland Park Zoo,
                6.70%, 12/01/95                          Aa1/AA+         50,242
   100,000      Knox County Tennessee,
                5.15%, 03/01/00                            Aa/AA        101,632
   500,000      Leon County Florida,
                School District, 6.30%,
                07/01/05, Callable
                07/01/00 @ 102.00                          A1/A+        535,725
   500,000      Maricopa County Arizona
                School District #11 (Peoria),
                5.50%, 07/01/10                             A/A+        482,810
   200,000      Matanuska-Susitna Borough
                Alaska School Construction
                Bonds 1994-A, 5.60%, 05/01/07,
                Callable 05/01/04 @ 102.00,
                Callable 05/01/06 @ 100.00,
                MBIA                                     Aaa/AAA        205,292
   250,000      Milwaukee, Wisconsin,
                4.80%, 12/01/00                          Aa1/AA+        254,218
   200,000      New York City GO,
                4.60%, 08/15/04,
                MBIA (1)                                 Aaa/AAA        200,000
   125,000      Port Arthur Texas, 8.50%,
                02/15/03, MBIA                           Aaa/AAA        153,439
   100,000      San Francisco California,
                6.70%, 12/15/07                           A1/AA-        106,713
   500,000      Seattle Washington, 6.35%,
                03/01/06                                 Aa1/AA+        537,230
   250,000      Snohomish County
                Washington Hospital
                District #2 (Stevens
                Memorial Hospital), 4.90%,
                12/01/06, Callable
                12/01/03 @ 100.00,
                FGIC                                     Aaa/AAA        244,723
   250,000      Tulsa Oklahoma, 6.25%,
                06/01/12                                   Aa/AA        257,238
   250,000      Washington County Utah
                School District (St. George),
                5.00%, 09/01/06, Callable
                09/01/04 @ 100.00,
                FGIC                                     Aaa/AAA        247,708
   750,000      Washington Suburban
                Sanitation District,
                Maryland Water Supply,
                5.00%, 06/01/02                           Aa1/AA        768,750
                                                                    -----------
                                                                      6,385,793
                                                                    -----------

14 ----------------------------------------------------------------------------

-------------------------------------------------------------------------------
WESTCORE REPORT
-------------------------------------------------------------------------------

QUALITY TAX-EXEMPT INCOME FUND
STATEMENT OF INVESTMENTS
September 30, 1995 (continued)

                                                     Bond Ratings     Market
Shares                                               Moody's/S&P+     Value*
------                                               ------------   -----------
                Special Tax 13.45%
-------------------------------------------------------------------------------
$  100,000      Carson City Nevada School District
                Limited Tax, 5.00%, 04/01/06,
                Callable 06/01/04 @ 101.00, AMBAC       Aaa/AAA     $    98,634
   150,000      Clark County Nevada Limited Tax
                Revenue, 6.00%, 06/01/03,
                Prerefunded 06/01/02 @ 102.00,
                AMBAC                                   Aaa/AAA         164,243
   250,000      Las Vegas Nevada Limited Tax,
                4.90%, 07/01/05, Callable
                07/01/03 @ 101.00, FGIC                 Aaa/AAA         248,067
   250,000      Lynnwood Washington LID BANS,
                5.15%, 04/01/97                           NR/NR         251,212
   250,000      Salt Lake City Utah
                Redevelopment Agency
                Tax Allocation, 6.50%, 10/01/01             A/A         272,762
   115,000      San Antonio Texas Limited Tax,
                5.125%, 08/01/01                          Aa/AA         118,647
   150,000      Snohomish County Washington Road
                Improvement District #24A, 4.95%,
                12/31/96, Callable 01/01/96 @ 100.00      NR/NR         150,454
   510,000      Spokane Washington Limited Tax,
                4.95%, 08/01/02                          Aa/AA-         514,972
   100,000      State of Nevada Limited Tax, 6.00%,
                05/01/07, Callable 05/01/01 @ 101.00,
                Callable 05/01/03 @ 100.00                Aa/AA         104,532
                                                                    -----------
                                                                      1,923,523
                                                                    -----------
TOTAL GENERAL OBLIGATION BONDS
 (Cost $9,262,074)                                                    9,383,308
                                                                    -----------
                REVENUE BONDS 34.45%
-------------------------------------------------------------------------------
                Education 3.99%
-------------------------------------------------------------------------------
   150,000      New Mexico State University State
                Board of Regents, 5.50%, 04/01/07,
                Callable 04/01/04 @ 100.00                A1/AA         151,725
   200,000      Southern Utah University, 6.25%,
                05/01/09, Callable 05/01/05 @
                100.00, AMBAC                           Aaa/AAA         211,814

                                                     Bond Ratings     Market
Shares                                               Moody's/S&P+     Value*
------                                               ------------   -----------
                Education (continued)
-------------------------------------------------------------------------------
$  200,000      Utah State University State
                Board of Regents, 5.75%, 12/01/07,
                Callable 12/01/04 @ 100.00, MBIA        Aaa/AAA     $   207,778
                                                                    -----------
                                                                        571,317
                                                                    -----------
                Hospitals/Nursing Homes/Health
                Care 2.45%
-------------------------------------------------------------------------------
   250,000      Deschutes County Oregon Hospital
                Facility (St. Charles Medical
                Center), 5.40%, 01/01/05                  A1/NR         250,697
   100,000      Washington Healthcare Facilities
                Authority (Highline County
                Hospital), 5.00%, 08/15/03,
                Connie Lee                               NR/AAA          99,865
                                                                    -----------
                                                                        350,562
                                                                    -----------
                Housing 0.70%
-------------------------------------------------------------------------------
   100,000      State of Wisconsin Housing &
                Economic Development Authority
                Ref Ser C, 5.20%, 11/01/04                 A1/A          99,923
                                                                    -----------
                Public Facilities 4.60%
-------------------------------------------------------------------------------
   100,000      Austin Texas Hotel Occupancy Tax
                Rev, 4.90%, 11/15/07, Callable
                05/15/04 @ 100.00, AMBAC                Aaa/AAA          97,583
   100,000      State of Missouri Regional
                Convention & Sports Complex,
                5.00%, 08/15/05, Callable
                08/15/03 @ 102.00                         A1/A+          98,161
   100,000      State of North Dakota Building
                Authority, 5.35%, 06/01/02, AMBAC       Aaa/AAA         103,274
   100,000      State of Wyoming Farm Loan Board
                Capital Facility, 5.60%, 10/01/03        NR/AA-         104,119
   250,000      Utah State Building Ownership
                Master Lease, 6.00%, 05/15/09,
                Callable 05/15/04 @ 100.00                Aa/AA         255,437
                                                                    -----------
                                                                        658,574
                                                                    -----------


---------------------------------------------------------------------------- 15

-------------------------------------------------------------------------------
WESTCORE REPORT
-------------------------------------------------------------------------------

QUALITY TAX-EXEMPT INCOME FUND
STATEMENT OF INVESTMENTS
September 30, 1995 (continued)

                                                    Bond Ratings         Market
Face Amount                                         Moody's/S&P+         Value*
-----------                                         ----------------------------

                Other 4.97%
--------------------------------------------------------------------------------
$  250,000      Commerce City Colorado
                Sales & Use Tax, 5.25%
                08/01/06, MBIA                           Aaa/AAA    $   254,987
   200,000      Lincoln County Wyoming
                Pollution Control, 4.60%,
                11/01/14(1)                              Aaa/AAA        200,000
   250,000      State of Maine Municipal
                Bond Bank, 5.125%,
                11/01/98                                   Aa/A+        256,185
                                                                    ------------
                                                                        711,172
                                                                    ------------

                Transportation 2.65%
--------------------------------------------------------------------------------
   100,000      State of Arizona Transportation,
                7.80%, 07/01/97, Callable
                07/01/96 @ 102.00                         Aa/AAA        104,863
   250,000      Maryland Department of
                Transportation, 6.625%,
                08/15/03, Prerefunded
                08/15/99 @ 101.50                        Aaa/AAA        273,627
                                                                    ------------
                                                                        378,490
                                                                    ------------

                Utility 15.09%
--------------------------------------------------------------------------------
   250,000      Austin Texas Utilities
                System, 10.00%,
                11/15/96                                 Aaa/AAA        266,758
   285,000      Chicago Illinois Wastewater,
                7.20%, 11/15/19,
                Prerefunded 11/15/99
                @ 102.00, MBIA                           Aaa/AAA        320,485
   250,000      Des Moines Iowa Water
                Rev, 5.625%, 12/01/07,
                Callable 12/01/01 @
                100.00                                    Aa/AA+        255,263
   250,000      Grant City Washington
                Public Utilities District #2,
                5.375%, 01/01/09,
                MBIA                                     Aaa/AAA        244,532
   100,000      Portland Oregon Sewer,
                6.05%, 06/01/09, Callable
                06/01/04 @ 101.00, Callable
                06/01/06 @ 100.00                          A1/A+        105,216
   250,000      Puerto Rico Electric Power
                Rev, Series W, 6.50%
                07/01/06, MBIA                           Aaa/AAA        281,545
   100,000      South Columbia Basin
                Irrigation District, 6.00%,
                12/01/02                                   Aa/AA        107,956
   350,000      State of Washington Public
                Power Supply System Rev,
                Project #3, 5.00%,
                07/01/05                                   Aa/AA        338,943

                                                    Bond Ratings         Market
Face Amount                                         Moody's/S&P+         Value*
-----------                                         ----------------------------

                Utility (continued)
--------------------------------------------------------------------------------
$  250,000      State of Washington Public
                Power Supply System,
                Project #2, 5.25%, 07/01/08,
                Callable 07/01/04 @ 102.00,
                Callable 07/01/06 @
                100.00                                     Aa/AA    $   237,700
                                                                    ------------
                                                                      2,158,398
                                                                    ------------

TOTAL REVENUE BONDS
   (Cost $4,900,111)                                                  4,928,436
                                                                    ------------

                MUTUAL FUNDS 1.14%
--------------------------------------------------------------------------------
   163,117      AIM Institutional Tax-Free
                  (Cost $163,317)                                       163,317
                                                                    ------------

TOTAL INVESTMENTS
  (Cost $14,325,502)                                     101.19%    $14,475,061

Other Liabilities in Excess of Other Assets               (1.19%)      (169,921)
                                                         -----------------------

NET ASSETS                                               100.00%    $14,305,140
                                                         -----------------------


  *See note 1 to financial statements.
  +Unaudited.
(1)Variable rate security. Reported rate is the effective rate on September 30, 1995.

16 -----------------------------------------------------------------------------

-------------------------------------------------------------------------------
WESTCORE REPORT
-------------------------------------------------------------------------------

PRIME MONEY MARKET FUND
STATEMENT OF INVESTMENTS
September 30, 1995

Face Amount                                                       Market Value*
-----------                                                       -------------
                BANK OBLIGATIONS 11.95%
-------------------------------------------------------------------------------
                Bank Notes 3.90%
-------------------------------------------------------------------------------
$6,000,000      Huntington National Bank,
                Bank Note, 5.82%, 11/13/95                          $ 6,104,741
 5,000,000      Nations Bank, Bank Note,
                5.90%, 11/6/95                                        5,094,235
                                                                    -----------
                                                                     11,198,976
                                                                    -----------

                Bankers Acceptance 8.05%
-------------------------------------------------------------------------------
 5,000,000      American Express Bank,
                5.70%, 10/26/95                                       4,980,208
                BankAmerica Corp.
 5,000,000        5.65%, 10/23/95                                     4,982,736
 4,000,000        5.66%, 01/30/96                                     3,923,904
 4,000,000      Nations Bank, 5.60%, 02/26/96                         3,907,911
 5,300,000      Republic National Bank, New York,
                5.64%, 10/04/95                                       5,297,509
                                                                    -----------
                                                                     23,092,268
                                                                    -----------
TOTAL BANK OBLIGATIONS
  (Cost $34,291,244)                                                 34,291,244
                                                                    -----------

                COMMERCIAL PAPER 49.22%
-------------------------------------------------------------------------------
                Asset Backed 3.47%
-------------------------------------------------------------------------------
 5,000,000      Ciesco, 5.60%, 10/19/95                               4,986,000
 5,000,000      Corporate Asset Funding Corp.
                5.65%, 10/30/95                                       4,977,243
                                                                    -----------
                                                                      9,963,243
                                                                    -----------

                Automotive 4.84%
-------------------------------------------------------------------------------
 6,000,000      Daimler Benz, 5.63%, 11/01/95                         5,970,912
 8,000,000      Ford Motor Credit Corp. 5.64%,
                12/01/95                                              7,923,547
                                                                    -----------
                                                                     13,894,459
                                                                    -----------

                Banking 3.10%
-------------------------------------------------------------------------------
 4,000,000      Nations Bank, 5.60%, 12/18/95                         3,951,467
 5,000,000      Republic National Bank, New York,
                5.55%, 12/22/95                                       4,936,792
                                                                    -----------
                                                                      8,888,259
                                                                    -----------

                Electrical Products - Electric 1.74%
-------------------------------------------------------------------------------
 5,000,000      General Electric Capital Corp.
                5.67%, 11/02/95                                       4,974,800
                                                                    -----------

                Finance 3.47%
-------------------------------------------------------------------------------
 5,000,000      Associates Corp. 5.65%, 11/20/95                      4,960,764
 5,000,000      USAA Capital Corp. 5.69%,
                10/18/95                                              4,986,565
                                                                    -----------
                                                                      9,947,329
                                                                    -----------

Face Amount                                                       Market Value*
-----------                                                       -------------
                Food, Beverage & Tobacco 4.52%
-------------------------------------------------------------------------------
                Cargill Financial:
 5,000,000       5.74%, 10/11/95                                      4,992,028
 8,000,000       5.70%, 10/16/95                                      7,981,000
                                                                    -----------
                                                                     12,973,028
                                                                    -----------

                Household Products 2.08%
-------------------------------------------------------------------------------
 6,000,000      Unilever, 5.59%, 11/03/95                             5,969,255
                                                                    -----------

                Insurance-Life 4.51%
-------------------------------------------------------------------------------
                Safeco Credit Corp:
 4,000,000      5.64%, 10/13/95                                       3,992,480
 5,000,000      5.72%, 10/25/95                                       4,980,933
 4,000,000      5.62%, 11/17/95                                       3,970,651
                                                                    -----------
                                                                     12,944,064
                                                                    -----------

                Insurance-Property & Casualty 6.23%
-------------------------------------------------------------------------------
                Transamerica Corp:
 6,000,000      5.72%, 10/13/95                                       5,988,560
 6,000,000      5.64%, 11/27/95                                       5,946,420
 6,000,000      5.66%, 12/20/95                                       5,924,533
                                                                    -----------
                                                                     17,859,513
                                                                    -----------

                Office Equipment 5.87%
-------------------------------------------------------------------------------
                Hewlett Packard Co:
 6,000,000        5.60%, 10/31/95                                     5,972,000
 5,000,000        5.65%, 12/12/95                                     4,943,500
 6,000,000      Pitney Bowes Inc. 5.65%
                12/11/95                                              5,933,142
                                                                    -----------
                                                                     16,848,642
                                                                    -----------

                Paper & Forest Products 4.18%
-------------------------------------------------------------------------------
                Weyerhauser Mortgage Co:
 6,000,000      5.72%, 10/04/95                                       5,997,140
 6,000,000      5.71%, 10/25/95                                       5,977,160
                                                                    -----------
                                                                     11,974,300
                                                                    -----------

                Petroleum-Domestic 3.47%
-------------------------------------------------------------------------------
10,000,000      Chevron Corp, 5.70% 10/24/95                          9,963,583
                                                                    -----------

                Utilities-Electric 1.74%
-------------------------------------------------------------------------------
5,000,000       National Rural Utilities, 5.85%
                10/17/95                                              4,987,000
                                                                    -----------

TOTAL COMMERCIAL PAPER
  (Cost $141,187,475)                                               141,187,475
                                                                    -----------

---------------------------------------------------------------------------- 17

-------------------------------------------------------------------------------
WESTCORE REPORT
-------------------------------------------------------------------------------

PRIME MONEY MARKET FUND
STATEMENT OF INVESTMENTS
September 30, 1995 (continued)

Face Amount                                                       Market Value*
-----------                                                       -------------
                U.S. GOVERNMENT
                AGENCIES 1.74%
-------------------------------------------------------------------------------
$5,000,000      Federal National Mortgage Assn,
                Discount Notes, 5.59%, 10/26/98
                (Cost $4,980,590)                                   $ 4,980,590
                                                                    -----------
                REPURCHASE AGREEMENTS 37.11%
-------------------------------------------------------------------------------
51,316,240      Repurchase agreement with
                Goldman Sachs, 6.35%, dated
                09/29/95 and maturing 10/02/95
                collateralized by U.S. Treasury
                Bonds 9.875% due 11/15/15 with
                a value of $52,343,448                               51,570,703
54,617,993      Repurchase agreement with
                Merrill Lynch & Company Inc.
                5.75%, dated 09/29/95 and
                maturing 10/02/95, collateralized
                by U.S. Treasury Bonds, 12.75%
                due 11/15/10, 13.875% due
                05/15/11, 14.00% due 11/15/11,
                10.375% due 11/15/12 with a
                value of $55,710,542                                 54,882,764
                                                                    -----------

TOTAL REPURCHASE AGREEMENTS
  (Cost $106,453,467)                                               106,453,467
                                                                    -----------
TOTAL INVESTMENTS
  (Cost $286,912,776)                                    100.02%   $286,912,776

Liabilities in Excess of Other Assets                     (0.02%)       (49,286)
                                                         ----------------------

NET ASSETS                                               100.00%   $286,863,490
                                                         ======================

*See note 1 to financial statements

18 ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Four Month Period Ended September 30, 1995

                                                                       Short-Term         Bonds
                                                           Growth      Government         Plus           GNMA
                                                            Fund       Bond Fund          Fund           Fund
                                                          --------     ----------      ----------      --------
INVESTMENT INCOME                                         $113,697     $819,474        $1,296,672      $793,983
--------------------------------------------------------------------------------------------------------------------
EXPENSES - Note 5
Investment advisory fee                                     34,878       65,696            94,698        52,756
Administrative fee                                           2,329        6,570             9,470         5,276
Fund accounting                                              9,397       10,071            13,537        10,728
Legal                                                        1,082        2,402             4,358         7,361
Audit                                                        2,372        3,219             3,388         2,880
Custodian                                                    4,212        3,926             9,247         8,750
Transfer agency                                             13,815       17,985            11,489        27,792
Printing                                                     3,957       11,726             5,177        12,837
Distribution/administration assistance - retail shares         147        1,133                 0         6,255
Insurance                                                      104        1,012               418           306
Registration                                                 1,965       11,929             3,327         5,160
Trustee fee                                                    238          697               691           722
Reorganization                                               8,830       17,069            21,303        14,204
Other                                                          646          911             1,218           570
--------------------------------------------------------------------------------------------------------------------
Total Expenses                                              83,972      154,346           178,321       155,597
Expenses waived by:
  Investment advisor                                       (34,878)     (63,250)                0       (15,827)
  Custodian                                                 (4,212)      (3,926)           (9,247)       (8,750)
Expenses reimbursed by:
  Investment advisor                                        (3,016)           0                 0             0
--------------------------------------------------------------------------------------------------------------------
Net Expenses                                                41,866       87,170           169,074       131,020
--------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                       71,831      732,304         1,127,598       662,963
--------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net realized gain (loss) from
  Investment transactions                                  371,311       (2,125)          364,287        48,599
--------------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)
  of investments:
  Beginning of period                                    1,555,821      488,733         1,288,773      (240,173)
  End of period                                          2,156,168      476,775           906,256      (260,431)
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)       600,347      (11,958)         (382,517)      (20,258)
--------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS                                 971,658      (14,083)          (18,230)       28,341
--------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                               $1,043,489     $718,221        $1,109,368      $691,304
--------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------------- 19

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Continued)
For the Four Month Period Ended September 30, 1995

                                          Arizona         Oregon         Quality          Prime
                                       Intermediate     Tax-Exempt     Tax-Exempt      Money Market
                                      Tax-Free Fund        Fund        Income Fund         Fund
                                      --------------    -----------    -----------     ------------
INVESTMENT INCOME                       $427,650        $  971,994      $242,496        $5,598,905
---------------------------------------------------------------------------------------------------
EXPENSES
Investment advisory fee                   41,159            84,999        24,173           662,983
Administrative fee                         4,116             8,500         2,417           132,597
Fund accounting                           16,255            14,222        22,432            27,875
Legal                                      2,010             3,117         1,197            24,010
Audit                                      2,880             3,219         2,541             4,575
Custodian                                  7,670             8,310         4,207            94,712
Transfer agency                           12,132            15,182         9,902            13,293
Printing                                   5,445             9,889         4,468             8,430
Insurance                                    263               676           188             3,646
Registration                               2,538             1,735         4,144               153
Trustee fee                                  404               757           199             3,119
Reorganization                            12,928            19,804         9,920            75,380
Other                                      3,287               893         4,007             6,755
---------------------------------------------------------------------------------------------------
Total Expenses                           111,087           171,303        89,795         1,057,528
Expenses waived by:
  Investment advisor                     (41,159)          (43,995)      (24,173)         (662,983)
  Custodian                               (7,670)           (8,310)       (4,207)          (94,712)
Expenses reimbursed by
  investment advisor                     (25,214)                0       (44,494)         (115,429)
---------------------------------------------------------------------------------------------------
Net Expenses                              37,044           118,998        16,921           184,404
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                    390,606           852,996       225,575        $5,414,501
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net realized gain (loss) from
  investment transactions                 68,297            13,635        (1,042)                0
---------------------------------------------------------------------------------------------------
Unrealized appreciation
  of investments;
  Beginning of period                    640,208         1,174,090        66,630                 0
  End of period                          721,102           895,608       149,559                 0
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation     80,894          (278,482)       82,929                 0
---------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS             149,191          (264,847)       81,887                 0
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS               $539,797        $  588,149      $307,462        $5,414,501
---------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS


20 ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                             Growth Fund
                                                                                    ---------------------------------
                                                                                         For the Period Ended
                                                                                    ---------------------------------
                                                                                    September 30, 1995   May 31, 1995
                                                                                    ------------------   ------------
FROM INVESTMENT ACTIVITIES
Net investment income                                                                    $371,831           $154,022
Net realized gain (loss) on investments                                                   371,311           (280,050)
Net change in unrealized appreciation                                                     600,347          1,600,315
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    1,043,489          1,474,287
---------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income
  Institutional class                                                                    (120,913)          (123,363)
  Retail class                                                                             (1,793)            (1,900)
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain on investments
  Institutional class                                                                     (66,055)           (33,256)
  Retail class                                                                               (920)              (517)
---------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets derived from institutional class beneficial interest
 transactions - Note 2                                                                    648,712          7,597,501
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets derived from retail class beneficial interest
  transactions - Note 2                                                                   (15,793)            99,264
---------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                                              1,486,727          9,012,016
NET ASSETS:
Beginning of period                                                                    12,830,077          3,818,061
---------------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
 $(3,593) and $38,452, respectively)                                                  $14,316,804        $12,830,077
---------------------------------------------------------------------------------------------------------------------




SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------------- 21

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                 Short-Term Government Bond Fund
                                                               -----------------------------------
                                                                        For the Period Ended
                                                               -----------------------------------
                                                               September 30, 1995     May 31, 1995
                                                               ------------------     ------------
FROM INVESTMENT ACTIVITIES
Net investment income                                               $732,304          $2,468,672
Net realized loss on investments                                      (2,125)           (895,915)
Net change in unrealized appreciation (depreciation)                 (11,958)          1,452,669
------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 718,221           3,025,426
------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income
  Institutional class                                               (690,271)         (2,113,599)
  Retail class                                                       (71,073)           (461,760)
------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Net decrease in net assets derived from institutional class
  beneficial interest transactions - Note 2                       (2,947,262)         (9,645,734)
------------------------------------------------------------------------------------------------
Net decrease in net assets derived from retail class beneficial
  interest transactions - Note 2                                    (893,639)         (3,610,909)
------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS                                        (3,884,024)        (12,806,576)
NET ASSETS:
Beginning of period                                               41,551,243          54,357,843
------------------------------------------------------------------------------------------------
End of period (including overdistributed net investment income
  of $60,883 and $48,912, respectively)                           $37,667,243        $41,551,267

STATEMENT OF CHANGES IN NET ASSETS

                                                                              Bonds Plus Fund
                                                                   -----------------------------------
                                                                            For the Period Ended
                                                                   -----------------------------------
                                                                   September 30, 1995     May 31, 1995
                                                                   ------------------     ------------
FROM INVESTMENT ACTIVITIES
Net investment income                                                 $1,127,598          $3,508,106
Net realized gain (loss) on investments                                  364,287          (1,412,557)
Net change in unrealized appreciation (depreciation)                    (382,517)          3,149,425
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   1,109,368           5,244,974
----------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income                  (1,155,210)         (3,758,946)
Distributions to shareholders from net realized gain on investment             0                   0
----------------------------------------------------------------------------------------------------
Change in net assets derived from investment activities                  (45,842)          1,486,028
----------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Shares sold                                                            6,805,043          14,208,619
Shares issued in reinvestment of dividends                               795,638           2,638,770
----------------------------------------------------------------------------------------------------
                                                                       7,600,681          16,847,389
Shares redeemed                                                       (8,013,618)        (20,445,306)
----------------------------------------------------------------------------------------------------
Change in net assets derived from beneficial interest transactions      (412,937)         (3,597,917)
----------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS                                              (458,779)         (2,111,889)
NET ASSETS:
Beginning of period                                                   56,087,250          58,199,139
----------------------------------------------------------------------------------------------------
End of period (including overdistributed net investment income
  of $73,203 and $66,894, respectively                               $55,628,471         $56,087,250
----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

22 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          GNMA Fund
                                                                               ------------------------------------
                                                                                     For the Period Ended
                                                                               ------------------------------------
FROM INVESTMENT ACTIVITIES                                                     September 30, 1995      May 31, 1995
                                                                               ------------------      ------------
Net investment income                                                               $662,963           $2,425,480
Net realized gain (loss) on investments                                               48,599             (817,774)
Net change in unrealized appreciation (depreciation)                                 (20,258)           1,704,888
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 691,304            3,312,594
-----------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income
  Institutional class                                                               (507,946)          (1,954,145)
  Retail class                                                                      (170,299)            (616,227)
-----------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Net decrease in net assets derived from institutional class
  beneficial interest transactions - Note 2                                       (2,036,770)         (10,704,476)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets derived from retail class beneficial
  interest transactions - Note 2                                                  (1,999,312)             384,301
-----------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS                                                        (4,023,023)          (9,577,953)
NET ASSETS:
Beginning of period                                                               33,233,862           42,811,815
-----------------------------------------------------------------------------------------------------------------------
End of period (including overdistributed net investment income
  of $65,816 and $64,738, respectively)                                          $29,210,839          $33,233,862
-----------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

23 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                          Arizona Intermediate Tax-Free Fund
                                                                        ---------------------------------------
                                                                                 For the Period Ended
                                                                        ---------------------------------------
                                                                        September 30, 1995      May 31, 1995
                                                                        ------------------      ---------------
FROM INVESTMENT ACTIVITIES
Net investment income                                                   $   390,606             $ 1,221,865
Net realized gain on investments                                             68,297                   6,272
Net change in unrealized appreciation                                        80,894                 440,550
---------------------------------------------------------------------------------------------------------------
Net change in net assets resulting from operations                          539,797               1,668,687
Dividends to shareholders from net investment income                       (451,893)             (1,273,944)
Distributions to shareholders from net realized gain on investments               0                 (26,600)
---------------------------------------------------------------------------------------------------------------
Change in net assets derived from investment activities                      87,904                 368,143
---------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Shares sold                                                               1,568,324               6,231,470
Shares issued in reinvestment of dividends                                  103,193                 282,090
---------------------------------------------------------------------------------------------------------------
                                                                          1,671,517               6,513,560
Shares redeemed                                                          (1,719,071)             (7,453,357)
---------------------------------------------------------------------------------------------------------------
Change in net assets derived from beneficial interest transactions          (47,554)               (939,797)
---------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                        40,350                (571,654)
NET ASSETS:
Beginning of period                                                      24,581,368              25,153,022
---------------------------------------------------------------------------------------------------------------
End of period (including overdistributed net investment income
  of $67,269 and $18,910, respectively)                                 $24,621,718             $24,581,368
---------------------------------------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                                               Oregon Tax-Exempt Fund
                                                                        ----------------------------------------
                                                                                 For the Period Ended
                                                                        ----------------------------------------
                                                                        September 30, 1995      May 31, 1995
                                                                        ------------------     -----------------
FROM INVESTMENT ACTIVITIES
Net investment income                                                   $   852,996             $ 2,663,326
Net realized gain (loss) on investments                                      13,635                (239,143)
Net change in unrealized appreciation (depreciation)                       (278,482)              1,451,939
----------------------------------------------------------------------------------------------------------------
Net change in net assets resulting from operations                          588,149               3,876,122
Dividends to shareholders from net investment income                       (885,288)             (2,823,513)
Distributions to shareholders from net realized gain on investments               0                (128,294)
----------------------------------------------------------------------------------------------------------------
Change in net assets derived from investment activities                    (297,139)                924,315
----------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Shares sold                                                               1,376,768               5,706,279
Shares issued in reinvestment of dividends                                  531,664               1,830,242
----------------------------------------------------------------------------------------------------------------
                                                                          1,908,432               7,536,521
Shares redeemed                                                          (3,779,707)            (10,061,225)
----------------------------------------------------------------------------------------------------------------
Change in net assets derived from beneficial interest transactions       (1,871,275)             (2,524,704)
----------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS                                               (2,168,414)             (1,600,389)
NET ASSETS:
Beginning of period                                                      52,245,453              53,845,842
----------------------------------------------------------------------------------------------------------------
End of period (including overdistributed net investment income
  of $26,485 and $13,997, respectively)                                 $50,077,039             $52,245,453
----------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS


24 -----------------------------------------------------------------------------

-------------------------------------------------------------------------------
WESTCORE REPORT
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                               Quality Tax-Exempt
                                                                                  Income Fund
                                                                       --------------------------------------
                                                                              For the Period Ended
                                                                       --------------------------------------
                                                                       September 30, 1995     May 31, 1995
                                                                       ------------------   -----------------
FROM INVESTMENT ACTIVITIES
Net investment income                                                         $225,575          $622,957
Net realized loss on investments                                                (1,042)          (75,743)
Net change in unrealized appreciation                                           82,929           376,362
-------------------------------------------------------------------------------------------------------------
Net change in net assets resulting from operations                             307,462           923,576
Dividends to shareholders from net investment income                          (247,098)         (641,019)
Distribution to shareholders from net realized gains on investments                  0                 0
-------------------------------------------------------------------------------------------------------------
Change in net assets derived from investment activities                         60,364           282,557
-------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Shares sold                                                                    624,616         5,682,988
Shares issued in reinvestment of dividends                                     113,062           287,582
-------------------------------------------------------------------------------------------------------------
                                                                               737,678         5,970,570
Shares redeemed                                                               (951,240)       (5,394,689)
-------------------------------------------------------------------------------------------------------------
Change in net assets derived from beneficial interest transactions            (213,562)          575,881
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASED) IN NET ASSETS                                        (153,198)          858,438
NET ASSETS:
Beginning of period                                                         14,458,338        13,599,900
-------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
  income of ($9,889) and $1.714, respectively)                             $14,305,140       $14,458,338
-------------------------------------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                                            Prime Money Market Fund
                                                                       --------------------------------------
                                                                              For the Period Ended
                                                                       --------------------------------------
                                                                       September 30, 1995     May 31, 1995
                                                                       ------------------   -----------------
FROM INVESTMENT ACTIVITIES
Net investment income                                                       $5,414,501       $13,979,887
Dividends to shareholders from net investment income                        (5,491,235)      (13,979,887)
-------------------------------------------------------------------------------------------------------------
Change in net assets derived from investment activities                        (76,734)                0
-------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Shares sold                                                                206,738,848       481,846,431
Shares issued in reinvestment of dividends                                       1,253             1,954
-------------------------------------------------------------------------------------------------------------
                                                                           206,740,101       481,848,385
Shares redeemed                                                           (210,282,383)     (492,259,778)
-------------------------------------------------------------------------------------------------------------
Change in net assets derived from beneficial
  interest transactions                                                     (3,542,282)      (10,411,393)
-------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS                                                  (3,619,016)      (10,411,393)
NET ASSETS:
Beginning of period                                                        290,482,506       300,893,899
-------------------------------------------------------------------------------------------------------------
End of period                                                             $286,863,490      $290,482,506
-------------------------------------------------------------------------------------------------------------


SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------------- 25

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                                                        Growth Fund
                                        -----------------------------------------------------------------------------
                                              Institutional Shares                      Retail Shares
                                        ----------------------------------     --------------------------------------
                                          For the            For the             For the             For the
                                        Period Ended        Year Ended         Period Ended         Year Ended
                                        September 30,         May 31,          September 30,          May 31,
                                        -------------    -----------------     --------------   ---------------------
                                            1995         1995      1994(1)         1995          1995       1994*
                                        -------------   ------    --------     ---------       --------   ----------
Net asset value - beginning of period:   $17.28         $15.42    $15.00         $17.27         $15.42    $15.39
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                      0.10           0.25      0.17           0.10           0.25      0.17
Net realized and unrealized gain
 (loss) on investments                     1.27           1.91      0.38           1.28           1.90     (0.04)
---------------------------------------------------------------------------------------------------------------------
Total income from investment operations    1.37           2.16      0.55           1.38           2.15      0.13
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
Dividends from net investment income      (0.16)         (0.24)    (0.13)         (0.16)         (0.24)    (0.10)
Distributions from net realized gain
 on investments                           (0.09)         (0.06)    (0.00)         (0.09)         (0.06)    (0.00)
---------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to
 shareholders                             (0.25)         (0.30)    (0.13)         (0.25)         (0.30)    (0.10)
---------------------------------------------------------------------------------------------------------------------
Net asset value - end of period          $18.40         $17.28    $15.42         $18.40         $17.27    $15.42
---------------------------------------------------------------------------------------------------------------------
Total return (3)                          25.68%(4)      14.27%     4.43%(4)      25.89%(4)      14.18%     1.27%(4)
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)         $14,120        $12,630    $3,738           $197           $200       $80
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 net assets                                0.90%(4)       0.90%      .67%(4)       0.90%(4)       0.90%     0.92%(4)
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                        1.54%(4)       1.82%     1.20%(4)       1.53%(4)       1.81%     0.95%(4)
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
 assets without fee waivers                1.79%(4)       2.15%     5.36%(4)      1.99%(4)       2.41%     5.69%(4)
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets without
 fee waivers                               0.43%(4)       0.57%    (3.49%)(4)      0.64%(4)       0.30%    (3.82%)(4)
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (2)              51.31%(4)      59.71%    50.90%(4)      51.31%(4)      59.71%    50.90%(4)
---------------------------------------------------------------------------------------------------------------------

(1) The Fund commenced operations on August 2, 1993.
(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $3,146,452 and $2,197,415, respectively.
(3) Sales charges are not reflected in total return.
(4) Annualized.
* For the period October 11, 1993 (inception of offering) to May 31, 1994.



SEE NOTES TO FINANCIAL STATEMENTS

26 ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                                                        Short-Term Government Bond Fund
                                                 ------------------------------------------------------------------------------
                                                                              Institutional Shares
                                                 ------------------------------------------------------------------------------
                                                 For the Period
                                                      Ended                               For the Year
                                                  September 30,                          Ended May 31,
                                                 ---------------    -----------------------------------------------------------
                                                      1995           1995         1994         1993        1992         1991
                                                      ----           ----         ----         ----        ----         ----
Net asset value - beginning of period                $15.49         $15.32       $15.80       $15.78      $15.49       $15.02
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                  0.29           0.78         0.58         0.82        1.01         1.10
Net realized and unrealized gain (loss) on
  investments                                          0.00           0.20        (0.32)        0.07        0.39         0.50
------------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                0.29           0.98         0.26         0.89        1.40         1.60
------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                  (0.31)         (0.81)       (0.58)       (0.74)      (1.10)       (1.10)
Distributions from net realized gain on
  investments                                         (0.00)         (0.00)       (0.16)       (0.13)      (0.01)       (0.03)
------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders                                        (0.31)         (0.81)       (0.74)       (0.87)      (1.11)       (1.13)
------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                      $15.47         $15.49       $15.32       $15.80      $15.78       $15.49
------------------------------------------------------------------------------------------------------------------------------
Total return(2)                                        5.66%(3)       6.61%        1.60%        5.79%       9.33%       11.04%
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                     $34,046        $37,036      $46,277      $51,232     $30,305      $18,006
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets                                           0.65%(3)       0.65%        0.63%        0.62%       0.62%        0.57%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets                                           5.57%(3)       4.98%        3.73%        4.62%       6.22%        7.28%
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  without fee waivers                                  1.16%(3)       0.95%        0.97%        0.85%       0.92%        0.91%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net
  assets without fee waivers                           5.06%(3)       4.68%        3.39%        4.39%       5.92%        6.94%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                            20.28%(3)     100.44%      127.06%      163.74%     100.24%       96.47%
------------------------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $2,539,766 and $4,601,208, respectively.
(2)  Sales charges are not reflected in total return.
(3)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------------- 27

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                                          Short-Term Government Bond Fund
                                                   -----------------------------------------------
                                                                    Retail Shares
                                                   -----------------------------------------------
                                                       For the                 For the
                                                    Period Ended              Year Ended
                                                    September 30,               May 31,
                                                    -------------       --------------------------
                                                         1995           1995            1994*
                                                         ----           ----            ----
Net asset value - beginning of period                   $15.49          $15.31          $15.90
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                     0.29            0.75            0.37
Net realized and unrealized gain (loss) on
  investments                                            (0.02)           0.22           (0.43)
---------------------------------------------------------------------------------------------------
Total income (loss) from investment operations            0.27            0.97           (0.06)
---------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                     (0.30)          (0.79)          (0.37)
Distributions from net realized gain on
  investments                                            (0.00)          (0.00)          (0.16)
---------------------------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders                                           (0.30)          (0.79)          (0.53)
---------------------------------------------------------------------------------------------------
Net asset value - end of period                         $15.46          $15.49          $15.31
---------------------------------------------------------------------------------------------------
Total return(2)                                           5.38%(3)        6.57%          (0.66%)(3)
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $3,622          $4,515          $8,081
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                   0.74%(3)        0.74%           0.72%(3)
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets                                              5.48%(3)        4.84%           3.45%(3)
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  without fee waivers                                     1.25%           1.04%           1.10%(3)
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
  without fee waivers                                     4.97%(3)        4.54%           3.07%(3)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                               20.28%         100.44%         127.06%
---------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of protfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $2,539,766 and $4,601,208, respectively.
(2)  Sales charges are not reflected in total return.
(3)  Annualized.
 *   For the period October 11, 1993 (inception of offering) to May 31, 1994.

SEE NOTES TO FINANCIAL STATEMENTS

28 ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                                                           Bonds Plus Fund
                                                    ----------------------------------------------------------------
                                                     For the Period                     For the Year
                                                    Ended September 30,                 Ended May 31,
                                                    ------------------  --------------------------------------------
                                                         1995             1995     1994     1993     1992     1991
                                                         ----             ----     ----     ----     ----     ----
Net asset value - beginning of period                   $14.77           $14.36   $15.72   $15.69   $15.52   $15.08
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                     0.30             0.91     0.99     1.17     1.14     1.25
Net realized and unrealized gain (loss) on
  investments                                            (0.01)            0.47    (0.90)    0.40     0.65     0.54
--------------------------------------------------------------------------------------------------------------------
Total income from investment operations                   0.29             1.38     0.09     1.57     1.79     1.79
--------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                     (0.30)           (0.97)   (0.85)   (1.04)   (1.41)   (1.25)
Distributions from net realized gain on
  investments                                            (0.00)           (0.00)   (0.60)   (0.50)   (0.21)   (0.10)
--------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders                                           (0.30)           (0.97)   (1.45)   (1.54)   (1.62)   (1.35)
--------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                         $14.76           $14.77   $14.36   $15.72   $15.69   $15.52
--------------------------------------------------------------------------------------------------------------------
Total return(2)                                        6.14%(3)          10.13%    0.35%   10.42%   11.96%   12.36%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $55,628          $56,087  $58,199  $61,207  $54,203  $54,074
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets                                            0.89%(3)          0.81%    0.79%    0.76%    0.68%    0.66%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets                                            5.94%(3)          6.35%    5.33%    6.01%    7.14%    8.00%
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  without fee waivers                                   0.94%(3)          0.85%    0.83%    0.79%    0.73%    0.71%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
  without fee waivers                                   5.89%(3)          6.31%    5.30%    5.98%    7.09%    7.95%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                            54.02%(3)         75.76%  162.91%  145.95%  101.91%   77.97%
--------------------------------------------------------------------------------------------------------------------


(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $12,757,969 and $9,531,336, respectively.
(2)  Sales charges are not reflected in total return.
(3)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------------- 29

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                                                                   GNMA Fund
                                                -----------------------------------------------------------------------------
                                                                              Institutional Shares
                                                -----------------------------------------------------------------------------
                                                  For the Period
                                                       Ended                             For the Year
                                                   September 30,                         Ended May 31,
                                                  -------------- -------------------------------------------------------------
                                                       1995         1995         1994         1993         1992         1991
                                                       ----         ----         ----         ----         ----         ----
Net asset value - beginning of period                 $15.69       $15.29       $16.39       $16.18       $15.68       $15.27
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                   0.34         1.04         0.95         1.14         1.18         1.26
Net realized and unrealized gain (loss) on
  investments                                           0.01         0.45        (1.05)        0.20         0.61         0.55
-----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations          0.35         1.49        (0.10)        1.34         1.79         1.81
-----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                   (0.35)       (1.09)       (0.98)       (1.08)       (1.25)       (1.26)
Distributions from net realized gain on
  investments                                          (0.00)       (0.00)       (0.02)       (0.05)       (0.04)       (0.14)
-----------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders                                         (0.35)       (1.09)       (1.00)       (1.13)       (1.29)       (1.40)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                       $15.69       $15.69       $15.29       $16.39       $16.18       $15.68
-----------------------------------------------------------------------------------------------------------------------------
Total return(2)                                         6.88%(3)    10.33%       (0.76%)       8.57%       11.80%       12.42%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                      $22,042      $24,072      $34,274      $31,385      $16,329      $10,708
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets                                            1.18%(3)     1.02%        0.82%        0.90%        0.96%        0.87%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets                                            6.33%(3)     6.77%        6.18%        6.66%        7.33%        8.21%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  without fee waivers                                   1.41%(3)     1.25%        0.95%        0.98%        1.07%        0.94%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
  without fee waivers                                   6.10%(3)     6.54%        6.05%        6.58%        7.22%        8.14%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                              0.00%(3)    11.39%       38.22%       58.42%       16.04%       48.47%
-----------------------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $0 and $3,725,523, respectively.
(2)  Sales charges are not reflected in total return.
(3)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

30 ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                                                    GNMA Fund
                                                     -------------------------------------------------------
                                                                   Retail Shares
                                                     -------------------------------------------------------
                                                          For the                       For the
                                                       Period Ended                   Year Ended
                                                       September 30,                     May 31,
                                                      ----------------        ------------------------------
                                                           1995                  1995              1994*
                                                      ----------------        -----------       ------------
Net asset value - beginning of period                     $15.67                 $15.28             $16.47
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                       0.31                   0.99               0.74
Net realized and unrealized gain (loss) on
  investments                                               0.03                   0.46              (1.27)
------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations              0.34                   1.45              (0.53)
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                       (0.34)                 (1.06)             (0.64)
Distributions from net realized gain on
  investments                                              (0.00)                 (0.00)             (0.02)
------------------------------------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders                                             (0.34)                 (1.06)             (0.66)
------------------------------------------------------------------------------------------------------------
Net asset value - end of period                           $15.67                 $15.67             $15.28
------------------------------------------------------------------------------------------------------------
Total return(2)                                          6.65%(3)                 10.01%             (5.17%)(3)
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                           $7,169                 $9,162              $8,538
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets                                               1.40%(3)               1.27%              1.13%(3)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets                                               6.10%(3)               6.53%              5.86%(3)
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  without fee waivers                                      1.63%(3)               1.50%              1.33%(3)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
  without fee waivers                                      5.87%(3)               6.30%              5.66%(3)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                                 0.00%(3)              11.39%             38.22%
------------------------------------------------------------------------------------------------------------
(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.  Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $0 and $3,725,523, respectively.
(2) Sales charges are not reflected in total return.
(3) Annualized.
  * For the period October 11, 1993 (inception of offering) to May 31, 1994.

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------------- 31

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                                                  Arizona Intermediate Tax-Free Fund
                                                   ------------------------------------------------------------------------------
                                                       For the                              For the
                                                    Period Ended                           Year Ended
                                                    September 30,                            May 31,
                                                    -------------       ---------------------------------------------------------
                                                         1995            1995            1994            1993           1992(1)
                                                         ----            ----            ----            ----           -------
Net asset value - beginning of period                   $10.68          $10.48          $10.64          $10.09          $10.00
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                     0.17            0.51            0.50            0.49            0.09
Net realized and unrealized gain (loss) on
  investments                                             0.06            0.23           (0.15)           0.55            0.08
----------------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                   0.23            0.74            0.35            1.04            0.17
----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                     (0.20)          (0.53)          (0.50)          (0.49)          (0.08)
Distributions from net realized gain on
  investments                                            (0.00)          (0.01)          (0.01)          (0.00)          (0.00)
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders                                           (0.20)          (0.54)          (0.51)          (0.49)          (0.08)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                         $10.71          $10.68          $10.48          $10.64          $10.09
----------------------------------------------------------------------------------------------------------------------------------
Total return(3)                                           6.55%(4)        7.35%           3.28%          10.50%           7.02%(4)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $24,622         $24,581         $25,153         $22,430          $4,690
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                   0.45%(4)        0.40%           0.31%           0.20%           0.68%(4)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets                                              4.73%(4)        4.89%           4.72%           4.98%           4.32%(4)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  without fee waivers                                     1.35%(4)        1.13%           1.00%           1.18%           2.08%(4)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
  without fee waivers                                     3.83%(4)        4.16%           4.03%           4.00%           2.92%(4)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(2)                               62.10%(4)       13.65%          27.81%           3.96%           0.00%(4)
----------------------------------------------------------------------------------------------------------------------------------

(1)  Commencement of operations was March 2, 1992.
(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $5,546,887 and $4,984,866, respectively.
(3)  Sales charges are not reflected in total return.
(4)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

32 ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                                                   Oregon Tax-Exempt Fund
                                             ---------------------------------------------------------------------------------
                                               For the Period                          For the Year
                                                   Ended                               Ended May 31,
                                               September 30,
                                             -------------------     ---------------------------------------------------------
                                                      1995            1995         1994         1993         1992         1991
                                                      ----            ----         ----         ----         ----         ----
Net asset value - beginning of period                $16.47           $16.17       $16.79       $16.07       $15.74       $15.27
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                  0.28             0.82         0.84         0.86         0.91         0.94
Net realized and unrealized gain (loss) on
  investments                                         (0.08)            0.39        (0.43)        0.76         0.38         0.47
--------------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                0.20             1.21         0.41         l.62         1.29         1.41
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                  (0.29)           (0.87)       (0.82)       (0.86)       (0.92)       (0.94)
Distributions from net realized gain on
  investments                                         (0.00)           (0.04)       (0.21)       (0.04)       (0.04)       (0.00)
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders                                        (0.29)           (0.91)       (1.03)       (0.90)       (0.96)       (0.94)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                      $16.38           $16.47       $16.17       $16.79       $16.07       $15.74
--------------------------------------------------------------------------------------------------------------------------------
Total return(2)                                        3.67%(3)         7.92%        2.33%       10.36%        8.45%        9.58%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                     $50,077          $52,245      $53,846      $45,435      $25,002      $14,607
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets               0.70%(3)          0.70%        0.62%        0.60%        0.60%        0.55%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets                                          5.01%(3)          5.19%        4.90%        5.34%        5.81%        6.27%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  without fee waivers                                 1.01%(3)          0.90%        0.84%        0.91%        0.98%        1.03%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets without fee waivers                      4.70%(3)          4.99%        4.69%        5.03%        5.43%        5.79%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                           56.53%(3)         15.46%       22.10%        5.62%       16.96%       22.89%
--------------------------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $9,296,225 and $9,230,944, respectively.
(2)  Sales charges are not reflected in total return.
(3)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------- 33

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                                                     Quality Tax-Exempt Income Fund
                                                   ---------------------------------------------------------------
                                                       For the                         For the
                                                    Period Ended                     Year Ended
                                                    September 30,                      May 31,
                                                    -------------       ------------------------------------------
                                                         1995           1995            1994            1993(1)
                                                         ----           ----            ----            -------
Net asset value - beginning of period                   $15.28          $14.98          $15.17          $15.00
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                     0.24            0.68            0.64            0.17
Net realized and unrealized gain (loss) on
  investments                                             0.08            0.32           (0.17)           0.15
-------------------------------------------------------------------------------------------------------------------
Total income from investment operations                   0.32            1.00            0.47            0.32
-------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                     (0.26)          (0.70)          (0.64)          (0.15)
Distributions from net realized gain on
  investments                                            (0.00)          (0.00)          (0.02)          (0.00)
-------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders                                           (0.26)          (0.70)          (0.66)          (0.15)
-------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                         $15.34          $15.28          $14.98          $15.17
-------------------------------------------------------------------------------------------------------------------
Total return(3)                                           6.53%(4)        6.97%           3.07%           5.65%(4)
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $14,305         $14,458         $13,600          $7,457
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                   0.35%(4)        0.35%           0.27%           0.25%(4)
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets                                              4.65%(4)        4.59%           4.29%           3.88%(4)
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  without fee waivers                                     1.85%(4)        1.51%           1.58%           1.99%(4)
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
  without fee waivers                                     3.15%(4)        3.43%           2.99%           2.14%(4)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(2)                               86.11%(4)       23.35%          18.81%          18.30%(4)
-------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations was January 15, 1993.
(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $4,847,223 and $4,001,951, respectively.
(3) Sales charges are not reflected in total return.
(4) Annualized.


SEE NOTES TO FINANCIAL STATEMENTS

34 ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                                                            Prime Money Market Fund
                                                     -----------------------------------------------------------------------
                                                       For the Period                       For the Year
                                                     Ended September 30,                    Ended May 31,
                                                     -------------------  --------------------------------------------------
                                                            1995            1995      1994      1993      1992    1991(1)
                                                            ----            ----      ----      ----      ----    ----
Net asset value - beginning of period                      $1.00           $1.00     $1.00      $1.00     $1.00    $1.00
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                       0.02            0.05      0.03       0.03      0.05     0.05
----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                       (0.02)          (0.05)    (0.03)     (0.03)    (0.05)   (0.05)
----------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                            $1.00           $1.00     $1.00      $1.00     $1.00    $1.00
----------------------------------------------------------------------------------------------------------------------------
Total return                                                5.70%(2)        5.05%     3.21%      2.94%     4.56%    6.48%(2)
----------------------------------------------------------------------------------------------------------------------------
RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (000)                           $286,863        $290,483  $300,894   $74,375   $87,039  $113,141
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets                                                0.19%(2)        0.17%     0.18%      0.46%     0.48%    0.69%(2)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets                                                5.70%(2)        5.06%     3.21%      2.94%     4.56%    6.48%(2)
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  without fee waivers                                       1.11%(2)        1.07%     1.02%      1.08%     1.04%    1.08%(2)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
  without fee waivers                                       4.78%(2)        4.16%     2.38%      2.32%     4.00%    6.09%(2)
----------------------------------------------------------------------------------------------------------------------------


(1) The Fund commenced operations on September 17, 1990.
(2) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------------- 35

-------------------------------------------------------------------------------
WESTCORE REPORT
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
1. SIGNIFICANT ACCOUNTING POLICIES

        Westcore Trust ("the Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Growth, Short-Term Government Bond, Bonds Plus, GNMA, Arizona Intermediate Tax-Free, Oregon Tax-Exempt, Quality Tax-Exempt Income and Prime Money Market Funds (the "Funds") are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. Since October 11, 1993, the Growth, Short-Term Government Bond and GNMA Funds offer both Institutional and Retail classes of shares. Institutional shares are sold without a front-end sales charge. Retail shares are generally sold with a front-end sales charge. Shares sold to retail investors have their own distribution/administrative service plan and certain expenses are directly allocated to that class.

        The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

        INVESTMENT VALUATION - Securities of the Funds are valued at 4:00 p.m. (Eastern time) on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price of the day or, in the absence of sales, at values based on the average closing bid and asked price. Securities for which market quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities having a remaining maturity of 60 days or less are valued on the basis of amortized cost which approximates market value.

        REPURCHASE AGREEMENTS - A third party custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least 101% of the repurchase price. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceeding.

        FEDERAL INCOME TAXES - It is the Funds' policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income tax provision is required. At September 30, 1995, the Short-Term Government Bond, Bonds Plus, GNMA, Oregon Tax-Exempt and Quality Tax-Exempt Income Funds had available for federal income tax purposes unused capital loss carryovers of approximately $1,065,824, $2,150,699, $1,024,023, $227,940 and $78,887 respectively, which will expire through 2003.

        ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES - The Growth, Short-Term Government Bond and GNMA Funds allocate income, expenses (other than the class specific expenses) and gains and losses daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

        ORGANIZATION COSTS - Costs incurred in connection with the organization, initial registration and public offering of shares have been paid by the Funds. These costs are being amortized over the period of benefit, but not to exceed sixty (60) months, from the Funds' commencements of operations.

        CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS - Net investment income is different for financial statement and tax purposes for a variety of reasons including reorganization costs (see Note 6) which are non-deductible for tax purposes. As a result, distributions made to comply with tax regulations can be in excess of net investment income for financial statement purposes. In accordance with Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gains and Return of Capital Distributions by Investment Companies, all permanent differences result in reclassifications between paid in capital and undistributed net investment income.

        OTHER - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net realized gains, if any, are declared at least once each year. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis the Funds use for federal income tax purposes.

36 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
2.  SHARES OF BENEFICIAL INTEREST

        On September 30, 1995, there was an unlimited number of no par value shares of beneficial interest authorized for each class of shares. Transactions in shares of beneficial interest were as follows:

                                                                         Growth Fund
------------------------------------------------------------------------------------------------------------
                                                      For the Period                     For the Year
                                                  Ended September 30, 1995            Ended May 31, 1995
                                                 --------------------------       --------------------------
                                                  Shares          Amount           Shares          Amount
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS:
Shares sold                                       116,576      $ 2,089,493         592,781      $ 9,247,021
Shares issued in reinvestment of dividends          7,727          140,818           7,795          120,439
------------------------------------------------------------------------------------------------------------
Total                                             124,303        2,230,311         600,576        9,367,460
Shares redeemed                                   (88,173)      (1,581,599)       (111,889)      (1,769,959)
------------------------------------------------------------------------------------------------------------
Net increase                                       36,130      $   648,712         488,687      $ 7,597,501
------------------------------------------------------------------------------------------------------------

RETAIL CLASS:
Shares sold                                           391      $     6,910           7,204         $113,201
Shares issued in reinvestment of dividends            145            2,638             148            2,278
------------------------------------------------------------------------------------------------------------
Total                                                 536            9,548           7,352          115,479
Shares redeemed                                    (1,392)         (25,341)           (996)         (16,215)
------------------------------------------------------------------------------------------------------------
Net increase (decrease)                              (856)        ($15,793)          6,356          $99,264
------------------------------------------------------------------------------------------------------------

                                                                Short-Term Government Bond Fund
------------------------------------------------------------------------------------------------------------
                                                        For the Period                  For the Year
                                                  Ended September 30, 1995           Ended May 31, 1995
                                                  -------------------------     ----------------------------
                                                    Shares       Amount           Shares            Amount
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS:
Shares sold                                        79,601     $1,235,539           439,550      $ 6,725,880
Shares issued in reinvestment of dividends         19,478        301,246            61,236          934,422
------------------------------------------------------------------------------------------------------------
Total                                              99,079      1,536,785           500,786        7,660,302
Shares redeemed                                  (288,573)    (4,484,047)       (1,131,663)     (17,306,036)
------------------------------------------------------------------------------------------------------------
Net decrease                                     (189,494)   ($2,947,262)         (630,877)     ($9,645,734)
------------------------------------------------------------------------------------------------------------

RETAIL CLASS:
Shares sold                                         9,743       $ 151,249          277,437       $4,259,534
Shares issued in reinvestment of dividends          4,231          65,393           28,344          431,662
------------------------------------------------------------------------------------------------------------
Total                                              13,974         216,642          305,781        4,691,196
Shares redeemed                                   (71,314)     (1,110,281)        (542,027)      (8,302,105)
------------------------------------------------------------------------------------------------------------
Net decrease                                      (57,340)      ($893,639)        (236,246)     ($3,610,909)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------37

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
2. SHARES OF BENEFICIAL INTEREST (Continued)

  On September 30, 1995, there was an unlimited number of no par value shares of beneficial interest authorized for each class of shares. Transactions in shares of beneficial interest were as follows:


                                                               Bonds Plus Fund
-------------------------------------------------------------------------------------------------
                                                  For the Period             For the Year
                                             Ended September 30, 1995      Ended May 31, 1995
                                             ------------------------      ----------------------
Shares sold                                          459,831                   1,000,106
Shares issued in reinvestment of dividends            54,095                     186,341
-------------------------------------------------------------------------------------------------
Total                                                513,926                   1,186,447
Shares redeemed                                     (541,307)                 (1,441,332)
-------------------------------------------------------------------------------------------------
Net decrease in shares                               (27,381)                   (254,885)
-------------------------------------------------------------------------------------------------



                                                                  GNMA Fund
-------------------------------------------------------------------------------------------------
                                                  For the Period              For the Year
                                             Ended September 30, 1995      Ended May 31, 1995
                                             ------------------------   -------------------------
                                              Shares        Amount       Shares         Amount
-------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS:
Shares sold                                    16,244       $254,940      79,897      $1,211,378
Shares issued in reinvestment of dividends     17,618        275,448      74,625       1,122,846
-------------------------------------------------------------------------------------------------
Total                                          33,862        530,388     154,522       2,334,224
Shares redeemed                              (163,302)    (2,567,158)   (861,440)    (13,038,700)
-------------------------------------------------------------------------------------------------
Net decrease                                 (129,440)   ($2,036,770)   (706,918)   ($10,704,476)
-------------------------------------------------------------------------------------------------

RETAIL CLASS:
Shares sold                                    12,170       $190,907     157,517      $2,377,619
Shares issued in reinvestment of dividends      5,725         89,394      21,177         318,211
-------------------------------------------------------------------------------------------------
Total                                          17,895        280,301     178,694       2,695,830
Shares redeemed                              (145,038)    (2,279,613)   (152,967)     (2,311,529)
-------------------------------------------------------------------------------------------------
Net increase (decrease)                      (127,143)   ($1,999,312)     25,727        $384,301
-------------------------------------------------------------------------------------------------


38 -----------------------------------------------------------------------------

-------------------------------------------------------------------------------
WESTCORE REPORT
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
2. SHARES OF BENEFICIAL INTEREST (Continued)

        On September 30, 1995, there was an unlimited number of no par value shares of beneficial interest authorized for each class of shares. Transactions in shares of beneficial interest were as follows:

                                                     Arizona Intermediate Tax-Free Fund
                                            ---------------------------------------------------
                                                 For the Period                 For the Year
                                            Ended September 30, 1995         Ended May 31, 1995
                                            ------------------------         ------------------
Shares sold                                         146,719                       597,182
Shares issued in reinvestment of dividends            9,677                        27,333
--------------------------------------------------------------------------------------------
Total                                               156,396                       624,515
Shares redeemed                                    (160,074)                     (722,419)
--------------------------------------------------------------------------------------------
Net decrease in shares                               (3,678)                      (97,904)
--------------------------------------------------------------------------------------------
                                                            Oregon Tax-Exempt Fund
                                            ---------------------------------------------------
                                                 For the Period                 For the Year
                                            Ended September 30, 1995         Ended May 31, 1995
                                            ------------------------         ------------------
Shares sold                                          84,114                        360,914
Shares issued in reinvestment of dividends           32,705                        116,237
--------------------------------------------------------------------------------------------
Total                                               116,819                        477,151
Shares redeemed                                    (231,037)                      (636,342)
--------------------------------------------------------------------------------------------
Net decrease in shares                             (114,218)                      (159,191)
--------------------------------------------------------------------------------------------
                                                      Quality Tax-Exempt Income Fund
                                            ---------------------------------------------------
                                                 For the Period                 For the Year
                                            Ended September 30, 1995         Ended May 31, 1995
                                            ------------------------         ------------------
Shares sold                                          40,810                        385,307
Shares issued in reinvestment of dividends            7,417                         19,534
--------------------------------------------------------------------------------------------
Total                                                48,227                        404,841
Shares redeemed                                     (61,901)                      (366,565)
--------------------------------------------------------------------------------------------
Net increase (decrease) in shares                   (13,674)                        38,276
--------------------------------------------------------------------------------------------
                                                          Prime Money Market Fund
                                            ---------------------------------------------------
                                                 For the Period                 For the Year
                                            Ended September 30, 1995         Ended May 31, 1995
                                            ------------------------         ------------------
Shares sold                                      206,738,848                     481,846,431
Shares issued in reinvestment of dividends             1,253                           1,954
--------------------------------------------------------------------------------------------
Total                                            206,740,101                     481,848,385
Shares redeemed                                 (210,282,383)                   (492,259,778)
--------------------------------------------------------------------------------------------
Net decrease in shares                            (3,542,282)                    (10,411,393)
--------------------------------------------------------------------------------------------

------------------------------------------------------------------------------39

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Continued)

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

<Caption
                                                           Short-Term
                                               Growth      Government   Bonds Plus       GNMA
                                                Fund       Bond Fund       Fund          Fund
                                                ----       ---------    ----------     ---------
As of September 30, 1995
Gross appreciation (excess of
  value over cost)                            $2,247,317   $492,489     $1,132,733      $232,531
Gross depreciation (excess of
  cost over value)                               (91,149)   (15,714)      (226,477)     (492,962)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)    $2,156,168   $476,775       $906,256     ($260,431)
-------------------------------------------------------------------------------------------------


                                               Arizona             Oregon          Quality
                                             Intermediate         Tax-Exempt      Tax-Exempt
                                             Tax-Free Fund          Fund          Income Fund
                                             -------------        ----------      -----------
As of September 30, 1995
Gross appreciation (excess of
  value over cost)                             $726,930           $1,413,585        $209,873
Gross depreciation (excess of
  cost over value)                               (5,828)            (517,977)        (60,314)
------------------------------------------------------------------------------------------------
Net unrealized appreciation                    $721,102             $895,608        $149,559
------------------------------------------------------------------------------------------------


40 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
4. INVESTMENT ADVISORY FEES ADMINISTRATION FEES AND OTHER
   RELATED PARTY TRANSACTIONS

        The Trust has entered into an Investment Advisory Agreement with the First Interstate Bank of Oregon, N.A., ("Oregon") with respect to the Short-Term Government Bond, Bonds Plus, GNMA, Oregon Tax-Exempt and Prime Money Market Funds. The Trust has entered into an Investment Advisory Agreement with Oregon and the First Interstate Bank of Washington, N.A., ("Washington") with respect to the Growth and Quality Tax-Exempt Income Funds. The Trust has entered into an Investment Advisory Agreement with the First Interstate Bank of Arizona, N.A. ("Arizona") with respect to the Arizona Intermediate Tax-Free Fund.

        Pursuant to their advisory agreements with the Trust, the Investment Advisors, (Oregon, Washington and Arizona) are entitled to an advisory fee, computed daily and payable monthly. Oregon is entitled to an annual fee of
0.50 percent of the average net assets of the Short-Term Government Bond, Bonds Plus, GNMA and Oregon Tax-Exempt Funds and 0.70 percent of the average net assets of the Prime Money Market Fund. Oregon and Washington are entitled to an annual fee of 0.75 percent of the average net assets of the Growth Fund and
0.50 percent of the average net assets of the Quality Tax-Exempt Income Fund. Arizona is entitled to an annual fee of 0.50 percent of the average net assets of the Arizona Intermediate Tax-Free Fund. As of September 30, 1995, Oregon, Washington, Arizona and their affiliated banks possessed on behalf of their underlying accounts, 90 percent of the Growth Fund, 37 percent of the Short-Term Government Bond Fund, 92 percent of the Bonds Plus Fund, 67 percent of the Arizona Intermediate Tax-Free Fund, 13 percent of the Oregon Tax-Exempt Fund, 49 percent of the Quality Tax-Exempt Income Fund, and 96 percent of the Prime Money Market Fund shares outstanding.

        Oregon is the custodian for the Growth, Short-Term Government Bond, Bonds Plus, GNMA, Oregon Tax-Exempt, Quality Tax-Exempt Income, and Prime Money Market Funds. Arizona is the custodian for the Arizona Intermediate Tax-Free Fund. All custodial fees were waived by Oregon and Arizona for the period ended September 30, 1995. In addition, Oregon waived a portion of its advisory fees for the Short-Term Government Bond, GNMA, and Oregon Tax-Exempt Funds. Oregon waived all of its advisory fees and voluntarily assumed some of the expenses of the Prime Money Market Fund. Oregon and Washington waived all their advisory fees and voluntarily assumed some of the expenses of the Growth and Quality Tax-Exempt Income Funds. Arizona waived all of its advisory fee and voluntarily assumed some of the expenses of the Arizona Intermediate Tax-Free Fund.

        ALPS Mutual Fund Services, Inc. ("ALPS") serves as the Funds administrator. ALPS is entitled to receive a fee from each Fund for its administrative services, computed daily and payable monthly, at the annual rate of 0.05 percent of the average net assets of the Growth, Short-Term Government Bond, Bonds Plus, GNMA, Arizona Intermediate Tax-Free, Oregon Tax-Exempt and Quality Tax-Exempt Income Funds and at an annual rate of 0.14 percent of the average net assets of the Prime Money Market Fund.

        Expenses for the Funds include legal fees paid to Drinker, Biddle & Reath. A partner of that firm is Secretary of the Trust.

        The Growth, Short-Term Government Bond and GNMA Funds have an approved plan of distribution/administrative services for the Retail class shares and may expend up to 0.35 percent, 0.25 percent, and 0.30 percent, respectively, on an annual basis of the average net assets of the Retail class shares, to reimburse for costs incurred in distributing or providing administrative services to the Retail class shares, including amounts paid to brokers, dealers, banks, and other institutions. During the period ended September 30, 1995, the Funds accrued for participants under the plan of distribution 0.21 percent, 0.09 percent and 0.22 percent, respectively, on an annual basis of the average net assets of the Retail class shares.

---------------------------------------------------------------------------- 41

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
5. ALLOCATION OF CLASS EXPENSES

                                        Institutional     Retail
                                            Shares        Shares     Total
                                        -------------     ------     -----
GROWTH FUND EXPENSES
Investment advisory fee                     $34,360       $518      $34,878
Administrative fee                            2,294         35        2,329
Fund accounting                               9,257        140        9,397
Legal                                         1,066         16        1,082
Audit                                         2,337         35        2,372
Custodian                                     4,151         61        4,212
Transfer agency                              13,610        205       13,815
Printing                                      3,898         59        3,957
Distribution/administration assistance
  - retail shares                                 0        147          147
Insurance                                       103          1          104
Registration                                  1,934         31        1,965
Trustee fee                                     234          4          238
Reorganization                                8,707        123        8,830
Other                                           637          9          646
-------------------------------------------------------------------------------
Total Expenses                               82,588      1,384       83,972
-------------------------------------------------------------------------------
Expenses waived by:
  Investment advisor                        (34,360)      (518)     (34,878)
  Custodian                                  (4,151)       (61)      (4,212)
Expenses reimbursed by
  investment advisor                         (2,869)      (147)      (3,016)
-------------------------------------------------------------------------------
Net Expenses                                $41,208       $658      $41,866
-------------------------------------------------------------------------------

                                        Institutional     Retail
                                            Shares        Shares     Total
                                        -------------     ------     -----
SHORT-TERM GOVERNMENT BOND FUND
EXPENSES
Investment advisory fee                     $59,282       $6,414    $65,696
Administrative fee                            5,928          642      6,570
Fund accounting                               9,088          983     10,071
Legal                                         2,165          237      2,402
Audit                                         2,905          314      3,219
Custodian                                     3,545          381      3,926
Transfer agency                              16,222        1,763     17,985
Printing                                     10,574        1,152     11,726
Distribution/administration
  assistance - retail shares                      0        1,133      1,133
Insurance                                       913           99      1,012
Registration                                 10,775        1,154     11,929
Trustee fee                                     629           68        697
Reorganization                               15,427        1,642     17,069
Other                                           821           90        911
------------------------------------------------------------------------------
Total Expenses                              138,274       16,072    154,346
------------------------------------------------------------------------------
Expenses waived by:
  Investment advisor                        (57,093)      (6,157)   (63,250)
  Custodian                                  (3,545)        (381)    (3,926)
------------------------------------------------------------------------------
Net Expenses                                $77,636       $9,534    $87,170
------------------------------------------------------------------------------



42 ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
5. ALLOCATION OF CLASS EXPENSES

                                        Institutional    Retail
GNMA Fund                                   Shares       Shares      Total
-------------------------------------------------------------------------------
EXPENSES
Investment advisory fee                    $38,890       $13,866    $52,756
Administrative fee                           3,889         1,387      5,276
Fund accounting                              7,906         2,822     10,728
Legal                                        5,452         1,909      7,361
Audit                                        2,124           756      2,880
Custodian                                    6,566         2,184      8,750
Transfer agency                             20,483         7,309     27,792
Printing                                     9,434         3,403     12,837
Distribution/administration assistance -
  retail shares                                  0         6,255      6,255
Insurance                                      226            80        306
Registration                                 3,714         1,446      5,160
Trustee fee                                    537           185        722
Reorganization                              10,572         3,632     14,204
Other                                          416           154        570
------------------------------------------------------------------------------
Total Expenses                             110,209        45,388    155,597
------------------------------------------------------------------------------
Expenses waived by:
  Investment advisor                       (11,667)       (4,160)   (15,827)
  Custodian                                 (6,566)       (2,184)    (8,750)
------------------------------------------------------------------------------
Net Expenses                               $91,976       $39,044   $131,020
------------------------------------------------------------------------------









--------------------------------------------------------------------------- 43

--------------------------------------------------------------------------------
WESTCORE REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
6. REORGANIZATION

A special meeting of the Westcore Board of Trustees was held on June 14, 1995, in which the Reorganization agreement was approved subject to shareholder approval. On August 21, 1995, the Westcore Trust and Pacifica Funds Trust entered into an Agreement and Plan of Reorganization ("Reorganization") with respect to fifteen of the twenty-two funds constituting the Westcore Trust.
The Growth Fund, Short-Term Government Bond Fund, Bonds Plus Fund, GNMA Fund, Arizona Intermediate Tax-Free Fund, Oregon Tax-Exempt Fund, Quality Tax-Exempt Income Fund and Prime Money Market Fund were included in the Reorganization. A special meeting of the shareholders was held on September 28, 1995, in which shareholder approval was obtained on the Growth Fund, Short-Term Government Bond Fund, Bonds Plus Fund, Arizona Intermediate Tax-Free Fund, Quality Tax-Exempt Income Fund and Prime Money Market Fund effective October 1, 1995. On October 11, 1995, shareholder approval was obtained on the Oregon Tax-Exempt Fund. Shares constituting a quorum have been voted with respect to the reorganization of the GNMA Fund and a meeting of such Fund will be held on November 15, 1995, to formally obtain shareholder approval. The Reorganization resulted in the conveyance of the assets and liabilities of the Funds to corresponding new portfolios of the Pacifica Funds Trust.

7. FEDERAL INCOME TAX INFORMATION (UNAUDITED)

During the four month period ended September 30, 1995, the Growth Fund distributed long-term capital gains of $.0868 per share and had a corporate dividend received deduction of 81.80 percent. Also, 100 percent of the dividends paid by Arizona Intermediate Tax-Free Fund, Oregon Tax-Exempt Fund and Quality Tax-Exempt Income Fund from net investment income should be treated as tax exempt dividends.

44 -----------------------------------------------------------------------------

                                  WESTCORE
  ----------------------------------------  370 Seventeenth Street
  ----------------------------------------  Suite 2700
  ----------------------------------------  Denver, Colorado 80202
      A Diversified Family of Mutual Funds




Westcore Officers
and Trustees
Jack D. Henderson,
  Chairman
McNeil S. Fiske,
  Trustee
James B. O'Boyle,
  Trustee
Lyman E. Seeley,
  Trustee
Robert L. Stamp,
  Trustee
Kenneth V. Penland,
  President
Mark Pougnet,
  Treasurer
W. Bruce McConnell, III
  Secretary



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